Filed pursuant to Rule 497(c)
Registration Nos. 333-203126 and 811-08747

PROSPECTUS SUPPLEMENT
To Prospectus dated September 16, 2015
DIVIDEND AND INCOME FUND
Up to 2,900,000 Shares of Beneficial Interest ($0.01 par value per Share)
Issuable Upon Exercise of Non-Transferable Rights to Subscribe for Shares
Dividend and Income Fund (the "Fund") is issuing non-transferable subscription rights (the "Rights") to its holders of shares of beneficial interest (the "Shares").  You will receive one Right for each Share of the Fund you own as of the close of business on September 28, 2015 (the "Record Date") rounded up to the nearest number of Rights evenly divisible by three.  These Rights entitle you to buy new Shares of the Fund.  For every three Rights that you receive, you can buy one new Share of the Fund, plus in certain circumstances additional new Shares pursuant to an over-subscription privilege (described below).  The new Shares issued in this Rights offering also will be listed on the New York Stock Exchange (the "NYSE") under the symbol "DNI."
This Rights offering provides existing Fund shareholders with the opportunity to purchase additional Shares at a price below market value, and potentially below net asset value ("NAV"), without paying any commissions.  The subscription price per Share (the "Subscription Price") will be based on a formula equal to 95% of the market price per Share (the "Formula Price").  For this purpose, the market price per Share will be the average of the last reported sales price of a Share on the NYSE on October 30, 2015, unless terminated or extended (the "Expiration Date"), and the four preceding trading days.  If, however, the Formula Price is less than 80% of the NAV per Share on the Expiration Date, then the Subscription Price will be 80% of the NAV per Share on such date.  Because the Expiration Date is the last day of the Subscription Period (defined below), shareholders who choose to exercise their Rights will not know the actual Subscription Price at the time they exercise such Rights.  The holders of Rights may subscribe in aggregate for up to 2,900,000 Shares, which the Fund may increase through the exercise of an over-allotment option by up to 25%, or up to an additional 725,000 Shares, for an aggregate total of up to 3,625,000 new Shares.
The Fund's currently outstanding Shares are, and the Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol "DNI."  The last reported sale price of Shares, as reported by the NYSE on August 31, 2015, was $12.44 per Share.  The NAV per Share as of the close of business on August 31, 2015 was $14.63.
The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed end management investment company.  The Fund's primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  There is no assurance the Fund will achieve its investment objectives.  The Fund's investment manager is Bexil Advisers LLC (the "Investment Manager").
Any Shares issued as a result of the Rights offering will not be record date Shares for the Fund's quarterly distribution to be paid on September 30, 2015 and will not be entitled to receive such distribution.
Exercising your Rights and investing in Shares involves risks.  Please see "Special Characteristics and Risks of the Rights Offering" beginning on page R-18 of this Prospectus Supplement, and "Special Considerations and Risk Factors" beginning on page 28 of the accompanying Prospectus, to learn more about the risks you should carefully consider before investing.
Shareholders who do not fully exercise their Rights will, upon the completion of the Rights offering, own a smaller proportional interest in the Fund than they owned prior to the Rights offering, resulting in immediate ownership and voting dilution for such shareholders.  In addition, because the expenses associated with the Rights offering will be borne by the Fund (and indirectly by all shareholders, including those who do not exercise their Rights), such expenses will result in an immediate dilution of the NAV per Share for all existing shareholders (i.e., will cause the NAV of the Fund to decrease).  Furthermore, if the Subscription Price per Share is less than the NAV per Share as of the Expiration Date, the completion of the Rights offering will result in additional dilution of the NAV per Share for all existing shareholders, and may have the effect of reducing the market price of the Fund's Shares.  The Fund cannot state precisely the extent of the dilution of the Fund's NAV per Share because the Fund does not know what the Subscription Price or the NAV per Share will be when the Rights offering expires, how many Shares will be subscribed for, the exact expenses of the Rights offering, or whether the Fund will exercise its over-allotment option.  Any such dilution will disproportionally affect shareholders who choose not to exercise their Rights.  If the Subscription Price is substantially less than the current NAV, this dilution could be substantial.  For further information on the effect of dilution, see "Special Characteristics and Risks of the Rights Offering" on page R-18 of this Prospectus Supplement.
	Per Share	Total(4)
Estimated Subscription Price(1)	$11.70	$33,930,000
Estimated Underwriting Discounts and Commissions/Sales Load(2)	None	None
Estimated Proceeds, before expenses, to the Fund(3)	$11.70	$33,930,000

(1)
Estimated on the basis of 95% of the average of the last reported sales price of a Share on the NYSE on August 31, 2015 and the four preceding trading days.  Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated price of $11.70 per Share.

(2)	The Rights are being offered directly by the Fund without the services of an underwriter or sales agent.
(3)
Offering expenses borne by the Fund are estimated to be approximately $310,000 in the aggregate, or $0.11 per Share (assuming the Rights offering is fully subscribed, but excluding the effect of the Fund increasing the number of Shares subject to subscription pursuant to the exercise of the over-allotment option). After deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $11.59 and $33,620,000, respectively.  If the Fund increases the number of Shares subject to subscription pursuant to the exercise of the over-allotment option, offering expenses are estimated to be approximately $310,000 in the aggregate, or $0.09 per Share, and after deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $11.61 and $42,102,500, respectively.  Offering expenses will be borne by the Fund and indirectly by all of its shareholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Fund.

(4)
Assumes that the Rights offering is fully subscribed (excluding the effect of the exercise of the over-allotment option) at the estimated Subscription Price.  All of the Rights may not be exercised.  Pursuant to the over-allotment option, the Fund may, at the discretion of its Board of Trustees, increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby.  If the Fund increases the number of Shares subject to subscription by 25%, the Total Estimated Subscription Price will be $11.70 and the Total Estimated Proceeds to the Fund (before expenses) will be $42,412,500.

This Prospectus Supplement and the accompanying Prospectus set forth concisely information you should know before investing.  Please read them carefully before investing and keep them for future reference.  Additional information about the Fund, including a Statement of Additional Information dated September 16, 2015 ("SAI"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into the accompanying Prospectus.   This Prospectus Supplement describes the specific details regarding this offering.  If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement.  You may obtain additional information about the Fund, including its SAI and annual and semi-annual reports, without charge (i) upon request, by calling 1-855-411-6432; (ii) on the Fund's website at http://www.DividendandIncomeFund.com; and (iii) on the SEC's website at http://www.sec.gov.  You may make any other shareholder inquiries by calling the Fund at 1-855-411-6432.  The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Inquiries regarding the Rights offering should be directed to AST Fund Solutions, LLC, the information agent for the Rights offering, toll free at 1-866-745-0268.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus Supplement or the accompanying Prospectus. Any representation to the contrary is a criminal offense.
The date of this Prospectus Supplement is September 28, 2015.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus Supplement and any accompanying Prospectus is accurate only as of the date on the applicable cover page.

 PROSPECTUS SUPPLEMENT
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	R-1
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING	R-1
DESCRIPTION OF THE RIGHTS OFFERING	R-5
FEES AND EXPENSES	R-13
FINANCIAL HIGHLIGHTS	R-14
USE OF PROCEEDS	R-17
MARKET PRICE INFORMATION	R-17
CAPITALIZATION	R-18
SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING	R-18
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING	R-20
LEGAL MATTERS	R-21

 PROSPECTUS
PROSPECTUS SUMMARY	1
FEES AND EXPENSES	14
FINANCIAL HIGHLIGHTS	15
USE OF PROCEEDS	18
THE FUND	18
INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES	18
SPECIAL CONSIDERATIONS AND RISK FACTORS	28
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	36
MANAGEMENT OF THE FUND	37
CALCULATION OF NET ASSET VALUE PER SHARE	39
MARKET PRICE INFORMATION	39
DISTRIBUTION POLICY	40
DIVIDEND REINVESTMENT PLAN	42
CERTAIN FEDERAL INCOME TAX CONSEQUENCES	44
DESCRIPTION OF THE SECURITIES	47
CLOSED END FUND STRUCTURE	53
PLAN OF DISTRIBUTION	53
LEGAL MATTERS	54
ADDITIONAL INFORMATION	55
TABLE OF CONTENTS OF THE SAI	55

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus Supplement, the accompanying Prospectus and the SAI contain "forward-looking statements."  Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Fund's periodic filings with the SEC.
Actual results could differ materially from those projected or assumed in the forward-looking statements.  The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Special Considerations and Risk Factors" section of the accompanying Prospectus.  All forward-looking statements contained or incorporated by reference in this Prospectus Supplement and the Prospectus are made as of the date set forth on the applicable cover page.  Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.  Any forward-looking statements contained in this Prospectus Supplement and the Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act").
Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Special Characteristics and Risks of the Rights Offering" section of this Prospectus Supplement and the "Special Considerations and Risk Factors" section of the accompanying Prospectus.  You are urged to review carefully these sections for a more complete discussion of the risks of an investment in the Shares.
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING
Terms of the Offering
Dividend and Income Fund (the "Fund") is issuing non-transferable subscription rights (the "Rights") to its shareholders of record as of 5:00 p.m., ET, on September 28, 2015 (the "Record Date"), entitling the holders of such Rights to subscribe for up to an aggregate of 2,900,000 shares of beneficial interest of the Fund (the "Shares"). Holders of Shares on the Record Date ("Record Date Shareholders") will receive one Right for each Share held on the Record Date, rounded up to the nearest number of Rights evenly divisible by three.  The Rights entitle their holders to purchase one new Share for every three Rights held, plus in certain circumstances additional new Shares pursuant to the Over-Subscription Privilege (defined below).  The Fund will not issue fractional Shares upon the exercise of fewer than three Rights.  Assuming the exercise of all Rights, the offering will result in an approximately 33% increase in the Fund's Shares outstanding.  A Record Date Shareholder's right to acquire one Share for every three Rights is referred to as the "Primary Subscription" and the Shares issued through the Primary Subscription are referred to as "Primary Subscription Shares."  If a Record Date Shareholder exercises all of the Rights he or she received in the Primary Subscription, that shareholder may also subscribe for additional Shares pursuant to the Over-Subscription Privilege (defined below).  The Rights offering is not contingent upon any number of Rights being exercised.  See "Description of the Rights Offering—Terms of the Rights Offering."

Purpose of the Offering
The Board of Trustees of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the Rights offering is currently an effective and efficient way to raise additional assets for the Fund.

In connection with its conclusion to approve the Rights offering, the Board considered, among other things, the following factors: (i) the Rights offering provides an exclusive opportunity to Record Date Shareholders to purchase Shares of the Fund at a price below the then current market price, and potentially below the Fund's net asset value ("NAV"), per Share; (ii) shareholders who do not fully exercise their Rights will own, upon completion of the Rights offering, a smaller proportional interest in the Fund than they owned before the Rights offering and that the completion of the Rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights; (iii) the increased equity capital to be available upon completion of a fully subscribed Rights offering, including Shares issued pursuant to the over-subscription privilege, that could be used for making additional investments consistent with the Fund's investment objectives; (iv) various other capital-raising alternatives, including, among other things, conducting a secondary offering of Shares, conducting at-the-market offerings, and conducting a transferable rights offering and the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering; (v) the size of the Rights offering in relation to the number of Shares outstanding; (vi) the belief of Bexil Advisers LLC (the "Investment Manager") that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund thus permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and seek to enhance the Fund's future returns; (vii) the Investment Manager's belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's Shares; (viii) the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund's fixed costs over a larger asset base; (ix) the potential impact of the Rights offering on the Fund's managed distribution policy; and (x) the Investment Manager has an inherent conflict of interest in recommending the Rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund's assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the Rights offering. The Board also considered that the Fund's prior rights offerings in 2011 and 2013, both of which were oversubscribed, resulted in the Fund issuing an additional 1,774,988 (split adjusted) and 2,529,317 Shares, respectively.

Subscription Price
The subscription price per Share (the "Subscription Price") will be based on a formula equal to 95% of the market price per Share (the "Formula Price").  For this purpose, the market price per Share will be the average of the last reported sales price of a Share on the New York Stock Exchange ("NYSE" ) on the Expiration Date (defined below) and the four preceding trading days.  If, however, the Formula Price is less than 80% of the Fund's NAV per Share on the Expiration Date, then the Subscription Price will be 80% of the NAV per Share on such date.  As of August 31, 2015, the average of the last reported sales price of a Share on the NYSE on August 31, 2015 and the four preceding trading days was $12.32 and the NAV per Share was $14.63, for an estimated Subscription Price of $11.70 per Share.  Because the Expiration Date is the last day of the Subscription Period, Rights holders will not know the actual Subscription Price at the time they exercise such Rights and will, therefore, be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, at the estimated Subscription Price of $11.70 per Share. See "Description of the Rights Offering—Terms of the Rights Offering."

Subscription Period
Rights may be exercised at any time during the offering period (the "Subscription Period") which starts on September 28, 2015, and ends at 5:00 p.m., ET, on October 30, 2015 (the "Expiration Date"), unless the Rights offering is terminated or extended.  See "Description of the Rights Offering—Terms of the Rights Offering," "Description of the Rights Offering—Expiration of the Offering," and "Description of the Rights Offering—Termination of the Offering."

Notice of NAV Decline
As required by the SEC, the Fund will suspend the Rights offering until the Fund amends this Prospectus Supplement if, after September 16, 2015 (the effective date of the Fund's registration statement relating to this offering), the Fund's NAV declines more than 10% from the Fund's NAV as of that date.  In such event, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit exercising Rights holders to cancel their exercise of Rights. See "Description of the Rights Offering—Notice of Net Asset Value Decline."

Over-Subscription Privilege
Record Date Shareholders who fully exercise their Rights in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price.  If enough Primary Subscription Shares are available, all such requests will be honored in full.  If the over-subscription requests exceed the Primary Subscription Shares available, the Fund may, at the discretion of the Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares pursuant to the exercise of an over-allotment option (the "Secondary Subscription Shares") for an aggregate total of up to 3,625,000 new Shares.  Primary Subscription Shares not bought in the Primary Subscription together with all Secondary Subscription Shares, if any, are called "Excess Shares."  The entitlement to buy Excess Shares is called the "Over-Subscription Privilege." Over-Subscription Privilege requests are subject to certain limitations and subject to allotment.  See "Description of the Rights Offering—Over-Subscription Privilege" and "Description of the Rights Offering—Allocation of Excess Shares."

Method for Exercising Rights
Rights are evidenced by subscription certificates (each, a "Subscription Certificate") that will be mailed to Record Date Shareholders (except as described below with regard to Foreign Shareholders (as defined below)) or, if their Shares are held by Cede & Co. ("Cede") or any other depository or nominee, to Cede  or such other depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full of the estimated Subscription Price for the Shares subscribed for. Completed Subscription Certificates and payments must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date at the offices of the Subscription Agent. Rights also may be exercised by contacting your broker, bank, trust company or other intermediary, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate (referred to as a "Notice of Guaranteed Delivery").  A fee may be charged for this service by your broker, banker, trust company or other intermediary. In addition, your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 p.m., ET, on the Expiration Date. See "Description of the Rights Offering—Method for Exercising Rights" and "Description of the Rights Offering—Payment for Shares."

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt by the Subscription Agent of either the completed Subscription Certificate together with payment for Shares subscribed for or a Notice of Guaranteed Delivery.

Offering Expenses
The expenses of the Rights offering are expected to be approximately $310,000 (assuming the Rights offering is fully subscribed, but excluding the effect of the issuance of any Secondary Subscription Shares).  If the Fund increases the number of Shares subject to subscription pursuant to the over-allotment option for the full amount of Secondary Subscription Shares, offering expenses are estimated to be approximately $310,000. The Fund will bear the expenses of the Rights offering and all such expenses will be borne indirectly by the Fund's shareholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Fund.
These expenses include, but are not limited to, the expenses of preparing, printing and mailing the prospectus and Rights subscription materials, SEC registration fees, and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm) in connection with the offering. See "Fees and Expenses."

Use of Proceeds
The net proceeds to the Fund from this Rights offering, assuming all Rights issued hereunder are exercised, are estimated to be $33,620,000 or, if pursuant to the over-allotment option, the Fund, at the discretion of the Board, elects to increase the number of Shares subject to subscription in an amount equal to 25% and all Secondary Subscription Shares are sold, $42,102,500, in each case after deducting offering expenses.

The Investment Manager expects that it will initially invest the proceeds of the offering by reducing borrowings, if any, and investing the balance in high quality short-term debt securities, money market fund shares, or similar securities.  The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund's distribution policy.  The Fund does not currently anticipate an increase in leverage immediately following the completion of the offering; however, the Fund reserves the right to adjust leverage from time to time.  See "Use of Proceeds."

Information and Subscription Agent
American Stock Transfer & Trust Company, LLC will act as the subscription agent for the Rights offering (the "Subscription Agent").  AST Fund Solutions, LLC, an affiliate of the Subscription Agent, will act as the information agent for the Rights offering (the "Information Agent").  Inquiries regarding the Rights offering by holders of Rights should be directed to the Information  Agent toll free at 1-877-248-6417.  See "Description of the Rights Offering—Information and Subscription Agent."

Taxation
For U.S. federal income tax purposes, the receipt of Rights by a Record Date Shareholder should not be a taxable event. We urge you to consult your own tax advisor with respect to the particular tax consequences of the Rights offering. See "U.S. Federal Income Tax Consequences of the Offering."

Important Dates to Remember
EVENT	DATE

Record Date:	September 28, 2015
Subscription Period:	September 28, 2015 - October 30, 2015(1)
Expiration Date and Pricing Date:	October 30, 2015(1)
Subscription Certificates and Payment for Shares or Notices of Guaranteed Delivery Due:	October 30, 2015
Payment for Shares Pursuant to Notices of Guaranteed Delivery Due:	November 4, 2015
Confirmation Mailed to Participants:	Within two weeks of Expiration Date
Final Payment for Shares Due:	November 30, 2015(2)
(1)	Unless the Rights offering is terminated or extended.
(2)	Additional amount due (in the event the actual Subscription Price exceeds the estimated Subscription Price).

DESCRIPTION OF THE RIGHTS OFFERING
Terms of the Rights Offering
The Fund is issuing to Record Date Shareholders Rights to subscribe for up to an aggregate 2,900,000 of Shares of the Fund.  In certain circumstances described under "Over-Subscription Privilege," the Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 725,000 Secondary Subscription Shares, for an aggregate total of up to 3,625,000 Shares.  Each Record Date Shareholder is being issued one non-transferable Right for each Share owned on the Record Date, rounded up to the nearest number of Rights evenly divisible by three.  The Rights entitle the holder to purchase one new Share for each three Rights held.  The Fund will not issue fractional Shares upon the exercise of fewer than three Rights.  Assuming the exercise of all Rights, the offering will result in an approximately 33% increase in the Fund's Shares outstanding.  If the Fund exercises its over-allotment option by issuing the full amount of Secondary Subscription Shares, the offering will result in an approximately 42% increase in the Fund's Shares outstanding.  The Rights offering is not contingent upon any number of Rights being exercised and may be terminated at any time and for any reason before the Expiration Date.  The Shares, once issued, will be listed on the NYSE under the symbol "DNI."
Rights may be exercised at the Formula Price of 95% of the average of the last reported sales price of a Share on the NYSE on the Expiration Date and the four preceding trading days.  If, however, the Formula Price is less than 80% of the Fund's NAV per Share on the Expiration Date, then the Subscription Price will be 80% of the NAV per Share on such date.  Because the Expiration Date is the last day of the Subscription Period, Rights holders will not know the actual Subscription Price at the time they exercise such Rights and will, therefore, be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, at the estimated Subscription Price of $11.70 per Share.
Rights may be exercised at any time during the Subscription Period, unless the Rights offering is terminated or extended.   Rights will expire on the Expiration Date and thereafter may not be exercised.
Rights will be evidenced by subscription certificates ("Subscription Certificates"), with the number of Rights issued to each holder stated thereon.  The method by which Rights may be exercised and Shares paid for is set forth below in "―Method for Exercising Rights" and "―Payment for Shares."  A holder of Rights will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate together with payment for the subscribed Shares, except under the circumstances described below under "—Notice of Net Asset Value Decline."
Notwithstanding the foregoing, the Fund may cancel the Rights offering during the Subscription Period, even after the Rights have been distributed and subscriptions have been received.
Rights holders are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the Over-Subscription Privilege, subject to certain limitations.  See "―Over-Subscription Privilege" below.
For purposes of determining the maximum number of Shares that may be acquired pursuant to the Rights offering, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co ("Cede"), the nominee for the Depository Trust Company ("DTC"), or by any other depository or nominee, will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.
Nominees who hold the Fund's Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with proper payment.  In addition, beneficial owners of the Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner's instructions.
Participants in the Fund's Dividend Reinvestment Plan will be issued Rights in respect of the Shares held in their accounts in the Dividend Reinvestment Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in "―Method for Exercising Rights" and "―Payment for Shares."

The Rights are not transferable.  You may not purchase or sell them.  The Rights will not trade on the NYSE or any other exchange.  If you do not exercise your Rights before the conclusion of the Rights offering, your Rights will expire without value.
Purpose of the Rights Offering
The Board has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the Rights offering is currently an effective and efficient way to do so.  In reaching its conclusion to approve the Rights offering on the terms set out in this Prospectus Supplement, the Board considered the advice and recommendations of the Investment Manager and the recommendation of the Rights Offering Committee of the Board, and was advised by Fund counsel.  Beginning in November 2014, the Board considered the Fund's strategy and long range planning initiatives, such as potential strategies for growth and shareholder value, including, among other things, rights offerings.  After considering the potential Rights offering at special meetings held on August 19, 2015, August 26, 2015, and September 17, 2015, the Rights Offering Committee recommended that the Board approve the Rights offering on the terms set out in this Prospectus Supplement, which the Board did at a meeting held on September 17, 2015.  The Rights Offering Committee of the Board consists of the three Trustees who are not "interested persons" of the Fund as defined under the 1940 Act.
In connection with its conclusion to approve the Rights offering, the Board considered, among other things, the following factors:
(i)
Opportunity to Purchase Below the Then Current Market Price Per Share, and Potentially Below the Fund's Net Asset Value Per Share – The Board considered the Subscription Price noting that the Rights offering provides an exclusive opportunity to Record Date Shareholders to purchase Shares of the Fund at a price below the then current market price per Share, and potentially below the Fund's NAV per Share.  The Board established the Subscription Price and the 1-for-3 Share for Rights exchange ratio based on the recommendations of the Investment Manager and with a view toward, among other things, providing an incentive to shareholders to exercise the Rights.

(ii)
Potential Ownership, Voting, and Net Asset Value Dilution – The Board took into account that shareholders who do not fully exercise their Rights will own, upon completion of the Rights offering, a smaller proportional interest in the Fund than they owned before the Rights offering, resulting in immediate ownership and voting dilution for such shareholders.  The Board also considered the fact that the expenses of the Rights offering will be borne by the Fund, and indirectly by all shareholders, including those who do not exercise their Rights, thus resulting in an immediate dilution of the NAV per Share for all existing shareholders.  In addition, the Board considered that to the extent the Subscription Price per Share is less than the then current NAV per Share, the completion of the Rights offering will result in additional dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights, although any such dilution will disproportionally affect shareholders who choose not to exercise their Rights.  Similarly, the Board noted that Bexil Securities, the Fund's largest shareholder and an affiliate of the Investment Manager, could increase its percentage ownership in and control of the Fund through the exercise of its Rights and the purchase of additional Shares pursuant to the Over-Subscription Privilege.

(iii)
Increase in Capital – The Board considered the increased equity capital to be available upon completion of a fully subscribed Rights offering, including the issuance of Shares pursuant to the Over-Subscription Privilege, that could be used for making additional investments consistent with the Fund's investment objectives.  The Investment Manager advised the Board that it believed such additional capital could be deployed in an effective and timely manner consistent with the Fund's investment objectives.  The Board considered that the current market environment for securities in which the Fund may invest could change, which may adversely affect the Fund's ability to invest the proceeds of the Rights offering in securities that provide a yield at least equal to the current yield of the securities in the Fund's portfolio.  The Board noted the fact that the increase in capital is not necessarily anticipated to cause the Fund to be less leveraged than it is currently, as the Fund may increase its borrowings should it determine to increase its leverage following the completion of the Rights offering.

(iv)
Alternative Capital Raising Methods – The Board considered various other capital-raising alternatives, including, among other things, conducting secondary offerings of Shares, at-the-market offerings, and other types of rights offerings (e.g., transferrable rights offerings).  The Board also considered the effect on the Fund if the Rights offering is undersubscribed.  In this regard, the Board noted that the Fund's prior two rights offerings, in 2011 and 2013, were both oversubscribed.  The Board considered the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering.  In this regard, the Board considered the conclusions of the Investment Manager, which advised the Board that a non-transferable rights offering under terms generally consistent with the terms in this Prospectus Supplement appeared at that time to be the best alternative for the Fund to raise additional capital and that an underwriter or dealer is not always necessary or desirable for a non-transferable rights offering.

(v)
Size of the Rights Offering – The Board considered the size of the Rights offering in relation to the number of Shares outstanding.  Based on recommendations from the Investment Manager, the Board decided on a 1-for-3 Rights offering with an Over-Subscription Privilege.

(vi)
Conditions of the Securities Markets – The Board took into account the Investment Manager's belief that, while the securities markets have experienced increased volatility recently, the condition of the securities markets appear supportive of a Rights offering by the Fund and, as noted above, the potential to invest the proceeds of the Rights offering in securities in an effective and timely manner consistent with the Fund's investment objectives.

(vii)
Possible Greater Visibility of the Fund and Liquidity for the Shares – The Board took into account the Investment Manager's belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's Shares on the NYSE.

(viii)
Possible Modest Reduction in Expense Ratio – The Board was advised by the Investment Manager that the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund's fixed costs over a larger asset base.  However, the Board considered that savings from a reduced expense ratio would be offset at first by the expenses of the Rights offering and dilution.

(ix)	Possible Impact on the Fund's Managed Distribution Policy – The Board also considered the potential impact of the Rights offering on the Fund's managed distribution policy.
(x)
Investment Manager's Conflict of Interest – The Board considered that the Investment Manager has an inherent conflict of interest in recommending the Rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund's assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the Rights offering. The Board also considered that one of the Fund's Trustees who voted to authorize the Rights offering is an "interested person" of the Investment Manager within the meaning of the 1940 Act due to his affiliation with the Investment Manager and may benefit indirectly from the Rights offering because of his interest in the Investment Manager.  It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Rights offering because it is not known at this time how many Shares will be subscribed for and because the proceeds of the Rights offering will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised and the Subscription Price is $11.70 per Share, and after giving effect to the expenses related to the Rights offering estimated to be $310,000, the Investment Manager would receive an additional annualized management fee of approximately $343,000 (or approximately $429,000, if the over-allotment option is exercised and the full number of Secondary Subscription Shares are issued).  A majority of the Board members who approved the Rights offering are not "interested persons" of the Investment Manager.

The Board also considered the Fund's prior rights offerings in 2011 and 2013, including: (i) the number of exercising shareholders, including the Investment Manager, and dollar amounts subscribed for in the primary subscription and the over-subscription privilege; (ii) the size of the rights offerings and net proceeds to the Fund; (iii) the dilutive effect of the prior rights offerings; (iv) the offering expenses incurred; and (v) the investments made by the Fund with the proceeds and the Fund's subsequent performance.  In the prior rights offerings, shareholders of record on November 14, 2011 and August 30, 2013, respectively, were issued one non-transferable right for each outstanding Share owned, and each shareholder holding rights was entitled to subscribe for one new Share for every three rights held for a subscription price based on a similar formula as the current Subscription Price, although the formula for the prior rights offerings was 95% of the lower of (a) the Fund's NAV per share or (b) the market price per share, and did not include the 80% floor found in the current Rights offering.  The prior rights offerings expired on December 23, 2011 and September 27, 2013, respectively.  The Board noted that each of the prior rights offerings was oversubscribed, resulting in the Fund issuing 1,774,988 (restated to reflect the effects of the Fund's subsequent 1-for-4 reverse stock split) and 2,529,317 additional Shares, respectively.
Expiration of the Offering
The Rights offering will expire at 5:00 p.m., ET, on October 30, 2015, unless extended by the Fund.  The Rights will expire on the Expiration Date and thereafter may not be exercised.  Any extension of the Rights offering will be followed as promptly as practicable by announcement thereof.  Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as the Fund deems appropriate.
Termination of the Offering
The Fund may terminate the Rights offering at any time and for any reason during the Subscription Period.  If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.
Notice of Net Asset Value Decline
As required by the SEC, the Fund will suspend the Rights offering until it amends this Prospectus Supplement if, after September 16, 2015 (the effective date of the Fund's registration statement relating to this offering), the Fund's NAV declines more than 10% from the Fund's NAV as of that date.  In such event, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of the decline and permit exercising Rights holders to cancel their exercise of Rights.  Rights holders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.
Over-Subscription Privilege
Record Date Shareholders who fully exercise all Rights issued to them in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price.  If enough Primary Subscription Shares are available after completion of the Primary Subscription, all such requests that are timely received will be honored in full.  If the over-subscription requests exceed the Primary Subscription Shares available, the Fund may, at the discretion of its Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares pursuant to the exercise of an over-allotment option, or up to an additional 725,000 Secondary Subscription Shares, to cover such over-subscription requests.  The Fund will not offer or sell in connection with this Rights offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.  However, to the extent shareholders do not exercise all of the Rights issued to them, and shareholders who have exercised their Rights do not wish to participate in the Over-Subscription Privilege, the Fund may offer and sell the underlying Shares in a subsequent offering pursuant to the registration statement of which this Prospectus Supplement and the accompanying Prospectus are a part, subject to applicable law.
Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege.
Allocation of Excess Shares
Regardless of whether the Fund issues Secondary Subscription Shares and to the extent sufficient Shares are not available to fulfill all over-subscription requests, the Excess Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Shares owned by them on the Record Date, but in no event will the number of Shares allocated to a shareholder exceed the number the shareholder subscribed for.  The allocation process may involve a series of allocations in order to assure that the total number of Excess Shares is distributed on a pro rata basis.
The formula to be used in allocating the Excess Shares is as follows:

Shareholder's Record Date Position	X	Excess Shares Remaining
Total Record Date Position of Over-Subscribers in that Allocation

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Excess Shares may be allocated with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Shares subscribed for pursuant to the Primary Subscription and the Over-Subscription Privilege by such beneficial owner, and that such beneficial owner's Primary Subscription was exercised in full.  Nominee holder over-subscription forms and beneficial owner certification forms may be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates.
The Fund has been advised that the Investment Manager, its affiliates and one or more of their officers, and trustees of the Fund's Board of Trustees may exercise some or all of the Rights issued to them, and may request additional Shares pursuant to the Over-Subscription Privilege.  Any purchases of additional Shares pursuant to the Over-Subscription Privilege by such persons will increase their proportionate voting power and share of the Fund's assets.
Method for Exercising Rights
Rights are evidenced by Subscription Certificates that will be mailed to Record Date Shareholders (except as described under "—Requirements for Foreign Shareholders," below) or, if their Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such other depository or nominee.  Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the Shares subscribed for by the Expiration Date as described under "—Payment for Shares."  Rights may also be exercised by contacting your broker, bank, trust company, or other intermediary, which can arrange, on your behalf, to guarantee delivery of a properly completed and executed Subscription Certificate and payment in full at the estimated Subscription Price for the Shares subscribed for pursuant to a notice of guaranteed delivery (a "Notice of Guaranteed Delivery").  A fee may be charged for this service. Completed Subscription Certificates and payments must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date (unless delivery of Subscription Certificate and payment is effected by means of a Notice of Guaranteed Delivery as described under "—Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth under "—Information and Subscription Agent."  Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 p.m., ET, on the Expiration Date.
Shareholders who are Record Owners.  Shareholders who are record owners of Shares can choose between either option set forth under "—Payment for Shares."  If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment for Shares after the Expiration Date.
Investors whose Shares are Held by a Nominee.  Investors whose Shares are held by a nominee, such as a bank, broker, trustee or other intermediary, must contact that nominee to exercise their Rights.  In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "—Payment for Shares."
Nominees.  Nominees, such as banks, brokers, trustees or depositories for securities, who hold Shares of the Fund for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain those beneficial owners' intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "—Payment for Shares."
Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Excess Shares may be allocated with respect to any particular beneficial owner who is a Record Date Shareholder, as to the aggregate number of Rights exercised during the Subscription Period and the number of Shares subscribed for pursuant to the Primary Subscription and the Over-Subscription Privilege by the beneficial owner, and that such beneficial owner exercised all the Rights issued to it pursuant to the Primary Subscription.
Requirements for Foreign Shareholders.  Subscription Certificates will not be mailed to shareholders whose addresses are outside the United States or who have an APO or FPO address (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) ("Foreign Shareholders").  The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Rights offering.  The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights, subject to applicable law. If instructions have not been received by 5:00 p.m., ET, on October 27, 2015 (or, if the Subscription Period is extended, on or before the third business day prior to the extended Expiration Date), the Fund will consider such Rights of Foreign Shareholders as having not been exercised and shall be available to Record Date Shareholders pursuant to the Over-Subscription Privilege.
Information and Subscription Agent
American Stock Transfer & Trust Company, LLC will serve as the Fund's subscription agent in connection with the Rights offering.  AST Fund Solutions, LLC, an affiliate of the Subscription Agent, will serve as the Fund's information agent in connection with the Rights offering.  The Subscription Agent and Information Agent will collectively receive from the Fund an amount estimated to be approximately $50,000, comprised of the fee for their services and the reimbursement for certain expenses related to the Rights offering.  The fees and expenses of the Subscription Agent and Information Agent are included in the fees and expenses of the Rights offering and, therefore, will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their Rights.
Inquiries regarding the Rights offering should be directed to the Information Agent toll free at 1-866-745-0268.
Completed Subscription Certificates must be sent together with proper payment of the estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent by one of the methods described below.  Alternatively, Rights holders may arrange for their financial intermediaries to send Notices of Guaranteed Delivery to the Subscription Agent prior to 5:00 p.m., ET, on the Expiration Date.  The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., ET, on the Expiration Date, or by the close of business on November 4, 2015 following timely receipt of a Notice of Guaranteed Delivery. See "—Payment for Shares."
Subscription Certificate Delivery Method	Address/Number
Notice of Guaranteed Delivery:	Contact your broker-dealer, trust company, bank or other nominee to notify the Fund of your intent to exercise the Rights.
First Class Mail Only (No Express Mail or Overnight Courier):	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042
Express Mail, Overnight Courier or by Hand:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219 Toll-free 1-877-248-6417

The Fund will honor only Subscription Certificates, or Notices of Guaranteed Delivery, received by the Subscription Agent prior to 5:00 p.m., ET, on the Expiration Date at one of the addresses listed above.  Delivery to an address other than those listed above will not constitute good delivery.
The Subscription Agent will deposit all funds received by it into a segregated account (interest, if any, paid on the balances in the account will accrue to the benefit of the Fund), pending distribution of the Shares.
Payment for Shares
Rights holders who wish to acquire Shares pursuant to the Primary Subscription and the Over-Subscription Privilege may choose between the following methods of payment:
(1)  A Rights holder can send the properly completed and executed Subscription Certificate together with payment for the Shares subscribed for during the Subscription Period and for any Shares acquired pursuant to the Over-Subscription

Privilege, to the Subscription Agent based upon an estimated Subscription Price of $11.70 per Share.  A subscription will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at one of the addresses set forth under "—Information and Subscription Agent."  The payment and the properly completed and executed Subscription Certificate must be received by the Subscription Agent by 5:00 p.m., ET, on the Expiration Date.  The Subscription Agent will deposit all checks and other funds received by it for the purchase of Shares into a segregated account of the Fund pending proration and distribution of Shares.  A payment pursuant to this method must be in U.S. dollars and may be made by personal check, certified check, or bank cashier's check drawn on a bank located in the United States, or by wire transfer, payable to "American Stock Transfer & Trust Company, LLC as Subscription Agent" and must accompany a properly completed and executed Subscription Certificate for such subscription to be accepted.  Wire transfer instructions are provided in the Subscription Certificate.
(2)  Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., ET, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or an NYSE member guaranteeing delivery of a properly completed and executed Subscription Certificate, as well as the payment for Shares.  In order for the Notice of Guaranteed Delivery to be valid, a properly completed and executed Subscription Certificate and full payment for the Shares at the estimated Subscription Price of $11.70 per Share must be received by the Subscription Agent by the close of business on November 4, 2015.
On the confirmation date, which will generally be within two weeks of the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if a Rights holder's Shares are held by DTC or any other depository or nominee, to DTC and/or that other depository or nominee) showing (i) the number of Shares acquired during the Subscription Period, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date.  Any additional payment required from a Rights holder must be received by the Subscription Agent by the close of business on November 30, 2015 (unless the Subscription Period is extended).  Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable.  All payments by a Rights holder must be in U.S. dollars and may be made by personal check, certified check, or bank cashier's check drawn on a bank located in the United States, or by wire transfer, payable to "American Stock Transfer & Trust Company, LLC as Subscription Agent" "
Whichever of the two methods described above is used, issuance and delivery of the Shares subscribed for are contingent upon actual payment for such Shares.  No certificates will be issued or delivered with respect to Shares issued and sold in the Rights offering.
Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed Subscription Certificate together with payment for Shares by the Subscription Agent, except under the circumstances described above under "—Notice of Net Asset Value Decline."
If a Rights holder who acquires Shares during the Subscription Period or pursuant to the Over-Subscription Privilege does not make payment of any amounts due by the Expiration Date (or later, if a Notice of Guaranteed Delivery is used), the Fund reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid-for Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Shares that could be acquired by the Rights holder upon exercise of such Rights acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.
The method of delivery of completed Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail, it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., ET, on the Expiration Date.  Because uncertified personal checks may take more than one business day to clear, exercising Rights holders who do not wish to use the wire transfer method of payment are urged to pay, or arrange for payment, by means of certified or cashier's check with the shareholder's name identified on the check.
All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding.  The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.
Employee Benefit Plan Considerations
Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts ("IRAs") and other plans eligible for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") (each a "Plan" and collectively, the "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) made in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions.  In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.  Plans contemplating the receipt of additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.
Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code.  If any portion of an IRA is used as security for a loan to the individual for whose benefit the IRA is established, the portion so used is also treated as distributed to such individual.
ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights.  Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

FEES AND EXPENSES
The following table contains information about the costs and expenses that shareholders will bear directly or indirectly, as a result of the Rights offering.  The table is based on management fees, interest, and other expenses incurred during the Fund's fiscal year ended December 31, 2014, as adjusted for higher expenses accrued in 2015 and after giving effect to the Rights offering (assuming that the Rights offering is fully subscribed and that the Fund, at the discretion of the Board, increases the number of Shares subject to subscription by 25% pursuant to the over-allotment option, resulting in the receipt of net proceeds of $42,102,500).  If the Fund issues fewer Shares and the net proceeds to the Fund are less, all other things being equal, the total annual expenses shown would increase.  The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Shares, would bear directly or indirectly.
Shareholder Transaction Expenses
Sales Load (as a percentage of estimated Subscription Price)(1)	None
Offering Expenses (as a percentage of estimated Subscription Price)(2)	0.78%
Dividend Reinvestment Plan Fees(3)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(4)	1.02%
Interest Payments on Borrowed Funds(5)	0.07%
Other Expenses(6)	0.51%
Total Annual Fund Operating Expenses(7)	1.60%

(1)	The Rights are being offered directly by the Fund without the services of an underwriter or sales agent.
(2)	Offering expenses borne by the Fund are estimated to be approximately $310,000 in the aggregate, or $0.09 per Share.
(3)	See "Dividend Reinvestment Plan" in the accompanying Prospectus.
(4)
The Fund pays a management fee to the Investment Manager at an annual rate of 0.95% of the Fund's "managed assets."  "Managed assets" means the average weekly value of the Fund's net assets plus any assets attributable to financial leverage.  In accordance with the requirements of the SEC, the table above shows the Fund's management fee as a percentage of average net assets.   In calculating the management fee rate based on net assets, the Fund derived the amount of management fees based upon outstanding financial leverage of 7% of the Fund's managed assets (which is the average level of financial leverage employed during the Fund's fiscal year ended December 31, 2014).  If financial leverage of more than 7% is used, the management fee shown would be higher.

(5)
Based upon the Fund's outstanding borrowings as of December 31, 2014 of approximately $17.3 million and a borrowing rate under the CFA and Lending Agreement (each as defined in the accompanying Prospectus) as of December 31, 2014 of 1.11%.

(6)	"Other Expenses" are based upon those expenses incurred during the fiscal year ended December 31, 2014.
(7)
"Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2014 were 1.55%.  The 1.60% figure set forth in the table above results from 2014 Fund expenses as adjusted for higher expenses accrued in 2015 being spread over a larger net asset base as a result of giving effect to the Rights offering.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) a 5% annual return, (2) total annual fund operating expenses of 1.60%, (3) offering expenses of 0.78%, and (4) reinvestment of all dividends and other distributions at NAV.
1 Year	3 Years	5 Years	10 Years
$24	$58	$94	$197

The purpose of the table and example above is to help you understand the various costs and expenses that an investor in the Fund may bear directly or indirectly.  The example should not be considered a representation of future expenses.  The Fund's actual expenses may be more or less than those shown and the Fund's actual rate of return will vary and may be higher or lower than the hypothetical 5% annual return used to calculate the example.

FINANCIAL HIGHLIGHTS
The table below sets forth certain specified information for a Share outstanding throughout each period presented.  This information is derived from the financial and accounting records of the Fund.  The financial highlights for the fiscal years ended December 31, 2012 through December 31, 2014, the one month ended December 31, 2011, and the year ended November 30, 2011 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  The prior financial highlights for the fiscal years ended November 30, 2005 through November 30, 2010 were audited by other independent registered public accounting firms, whose reports with respect to those periods were unqualified.  Information for the six-month period ended June 30, 2015 has not been audited.  The information below should be read in conjunction with (i) the Fund's audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2014, which, together with the report of the Fund's independent registered public accounting firm, have been incorporated by reference in the SAI, and (ii) the Fund's Semi-Annual Report for the six-month period ended June 30, 2015, which is also incorporated by reference in the SAI.  The Annual and Semi-Annual Reports are available without charge by calling toll-free at 1-855-411-6432.
Bexil Advisers LLC became the Fund's Investment Manager effective February 1, 2011.
Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.
	For the Years Ended December 31,					For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	2015(1)	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60	$35.84

Income from investment operations:(3)
Net investment income	0.16	0.34	0.40	0.56	0.08	0.96	0.80	0.84	2.24	3.20	2.52	2.44
Net realized and unrealized gain (loss) on investments	(0.20)	0.76	4.12	1.13	0.20	(0.08)	1.44	2.88	(16.76)	(5.20)	4.80	0.32
Total income from investment operations	(0.04)	1.10	4.52	1.69	0.28	0.88	2.24	3.72	(14.52)	(2.00)	7.32	2.76

Less distributions:
Net investment income	(0.57)	(1.63)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)	(3.36)	(3.72)	(2.12)
Capital gains	--	--	--	--	--	--	--	--	--	--	--	(0.04)
Return of capital	(0.25)	--	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)	(0.20)	--	(1.84)
Total distributions	(0.82)	(1.63)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)	(3.56)	(3.72)	(4.00)

Fund share transactions:
Effect of reinvestment of dividends	--*	(0.01)	(0.01)	(0.01)	--*	--*	--*	--	--	--	--	--
Decrease in net asset value from rights offering	--	--	(1.21)	--	(1.28)	--	--	--	--	--	--	--
Total Fund share transactions	--	(0.01)	(1.22)	(0.01)	(1.28)	--	--	--	--	--	--	--
Net asset value, end of period(4)	$15.80	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60
Market value, end of period	$14.14	$15.12	$15.11	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40	$29.40	$39.12	$42.80

	For the Years Ended December 31,					For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	2015(1)	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007	2006	2005

Total Return(5)
Based on net asset value	0.16%	7.28%	23.35%	12.67%	(5.52)%	5.61%	14.55%	29.42%	(47.75)%	(6.05)%	22.51%	8.19%
Based on market value	(1.23)%	10.83%	24.38%	10.75%	2.13%	(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%	0.36%	18.14%

Ratios/Supplemental Data: (6)
Net assets, end of period (000's omitted)	$137,219	$144,280	$148,081	$93,951	$93,123	$71,329	$73,322	$70,853	$62,022	$137,953	$160,613	$144,352

Ratios to average net assets of:
Total expenses (7)	1.84%**	1.55%	1.87%	2.57%	2.09%**	2.02%	2.63%	3.01%	3.62%	3.75%	3.69%	3.04%
Net expenses (8)	1.84%**	1.55%	1.87%	2.57%	2.09%**	2.00%	2.50%	2.89%	3.47%	3.62%	3.55%	4.55%
Net expenses excluding interest expense and fees on bank credit facility	1.68%**	1.47%	1.72%	2.30%	1.78%**	1.73%	N/A	N/A	N/A	N/A	N/A	N/A
Total expenses excluding commercial paper, interest expense and fees (9)	N/A	N/A	N/A	N/A	N/A	N/A	2.20%	2.03%	1.91%	1.70%	1.71%	1.73%
Net expenses excluding commercial paper, interest expense and fees (10)	N/A	N/A	N/A	N/A	N/A	N/A	2.07%	1.91%	1.76%	1.56%	1.57%	1.59%
Commercial paper fees and interest expense (9)	N/A	N/A	N/A	N/A	N/A	N/A	0.43%	0.98%	1.71%	2.06%	1.98%	1.31%
Net investment income	1.91%**	1.94%	2.38%	3.56%	6.28%**	5.44%	4.73%	5.43%	8.62%	8.52%	6.96%	7.00%

Portfolio turnover rate	14%	52%	45%	13%	0%	24%	51%	73%	54%	74%	96%	80%

Leverage Analysis (000's omitted):
Outstanding loan balance under the bank credit facility, end of period	$22,602	$17,284	$21,346	$21,348	$17,815	$18,209	$20,000	N/A	N/A	N/A	N/A	N/A
Aggregate amount of commercial paper outstanding, end of period (9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10,000	$10,000	$55,000	$55,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding, end of period(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$ 9,960	$47,921	$54,790	$54,659	$54,794
Asset coverage per $1,000, end of period (10)	$7,071	$ 9,347	$ 7,937	$ 5,401	$ 6,227	$ 4,917	$ 4,666	$ 7,425	$15,880	$ 3,903	$ 3,980	$ 3,679

(1)	Six months ended June 30, 2015. Unaudited.
(2)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(3)	The per share amounts were calculated using the average number of Shares outstanding during the period.
(4)
The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012.  Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split.  The net asset value and market price report at the original dates prior to the reverse stock split were as follows:

		For the Years Ended November 30,
	One Month Ended Dec 31, 2011(1)	2011	2010	2009	2008	2007	2006	2005

Net asset value	$3.87	$4.22	$4.34	$4.19	$ 3.67	$8.16	$9.55	$8.65
Market value	$3.43	$3.46	$4.23	$3.65	$ 2.60	$7.35	$9.78	$10.70
(5)
Total return on a market value basis is calculated assuming a purchase of Shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(6)	Expenses and income ratios do not include expenses incurred by the acquired funds in which the Fund invests.
(7)	"Total expenses" are the expenses of the Fund as presented in the Statement of Operations before fee waivers.
(8)	"Net expenses" are the expenses of the Fund presented in the Statement of Operations after fee waivers.
(9)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.
(10)
Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.  For purposes of this calculation, the bank credit facility is considered a senior security representing indebtedness.

*  Less than $0.01 per share.
**  Annualized.
N/A means not applicable.

USE OF PROCEEDS
The net proceeds to the Fund from this Rights offering, assuming all Rights issued hereunder are exercised, are estimated to be $33,620,000 or, if pursuant to the over-allotment option, the Fund, at the discretion of the Board, elects to increase the number of Shares subject to subscription in an amount equal to 25% and all Secondary Subscription Shares are sold, $42,102,500, in each case after deducting offering expenses.
The Investment Manager expects that it will initially invest the proceeds of the offering by reducing borrowings, if any, and investing the balance in high quality short-term debt securities, money market fund shares, or similar securities.  The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund's distribution policy.  The Fund does not currently anticipate an increase in leverage immediately following the completion of the offering; however, the Fund reserves the right to adjust leverage from time to time.
MARKET PRICE INFORMATION
The Fund's outstanding Shares are, and when issued, the Shares offered by the Rights offering will be, publicly held and listed and traded on the NYSE under the symbol "DNI."  The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund's high and low NAVs per Share.  The table also sets forth the number of Shares traded on the NYSE during the respective quarters.
Quarter Ended	High Sales Price	High Net Asset Value	Premium (Discount) to High NAV	Low Sales Price	Low Net Asset Value	Premium (Discount) to Low NAV	Trading Volume

3/31/13	$15.36	$17.28	(11.11)%	$13.79	$15.86	(13.22)%	1,930,204
6/30/13	$16.74	$18.48	(7.57)%	$15.15	$17.03	(11.30)%	2,248,137
9/30/13	$16.63	$18.38	(9.26)%	$14.16	$17.42	(19.86)%	3,787,715
12/31/13	$15.18	$17.71	(10.97)%	$13.96	$16.17	(13.67)%	3,360,220
3/31/14	$15.99	$17.39	(7.89)%	$14.68	$16.21	(9.44)%	2,598,206
6/30/14	$16.52	$18.16	(8.98)%	$15.24	$17.05	(10.62)%	2,701,895
9/30/14	$16.83	$17.96	(5.18)%	$15.81	$16.97	(8.77)%	3,350,896
12/31/14	$16.61	$17.85	(1.77)%	$14.73	$15.91	(7.53)%	3,384,272
3/31/15	$15.75	$17.21	(8.48)%	$14.77	$16.28	(9.28)%	2,199,836
6/30/15	$15.33	$16.99	(10.54)%	$13.94	$15.76	(11.55)%	1,874,656

The Shares have traded in the market above, at, and below NAV since the commencement of the Fund's operations in June 1998.  The Fund's current managed distribution policy seeks to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund's market price discount to its NAV per share.  The policy may be changed or discontinued without notice, however, and there can be no assurance that such policy has had this effect in the past or will have this intended effect in the future.
If Shares publicly trade for a substantial period of time at a substantial discount from the Fund's then current NAV per share, the Board  of Trustees may consider, from time to time, authorizing various actions designed to reduce the discount, which may include periodic repurchases of, or tender offers for, the Shares.  No assurance can be given that the Board of Trustees will undertake any such action or if undertaken, the Shares will thereafter trade at a price that is at less of a discount.  Under certain circumstances, a shareholder vote may be required to authorize such actions.
On August 31, 2015, the last reported sales price of the Shares on the NYSE was $12.44 and the NAV per Share was $14.63, representing a discount from NAV per Share of 15.0%.

CAPITALIZATION
The following table sets forth the unaudited capitalization of the Fund as of August 31, 2015 and its adjusted capitalization assuming the sale of 3,625,000 Shares (which assumes the Rights offering is fully subscribed and the Fund, at the discretion of the Board, increases the number of Shares subject to subscription by 25% pursuant to the over-allotment option) at an estimated Subscription Price of $11.70 per Share pursuant to the Rights offering, less the estimated offering expenses of approximately $310,000, and the application of the estimated net proceeds from the offering.  All of the Rights may not be exercised, and the Fund may not exercise the over-allotment option.
	As of August 31, 2015
	Actual	As Adjusted

Short-Term Debt: Borrowings	$12,938,394	$ 0
Shareholders' Equity: Shares, $0.01 par value per Share	$ 86,867	$ 123,117
Additional paid-in capital	$169,710,724	$211,776,974
Distributions in excess of net investment income and net realized gain on investments	$(5,334,178)	$ (5,334,178)
Accumulated net realized loss on investments	$(45,241,164)	$(45,241,164)
Net unrealized appreciation on investments	$ 7,889,851	$ 7,889,851
Net assets	$127,112,100	$169,214,600
Net asset value per Share	$ 14.63	$ 13.74

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING
Risk is inherent in all investing.  Therefore, before investing in the Shares you should consider the risks associated with such an investment carefully.  See "Special Considerations and Risk Factors" in the Prospectus.  The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering.
Dilution
If you do not exercise all of your Rights, you will own a smaller proportional interest in the Fund when the Rights offering is over, resulting in immediate ownership and voting dilution.  In addition, you will experience an immediate dilution of the NAV per Share as a result of the expenses incurred by the Fund (and indirectly by all shareholders) in connection with the Rights offering. You will experience additional dilution in the NAV per Share if you do not participate in the Rights offering and will experience a reduction in the NAV per Share whether or not you exercise your Rights if the Subscription Price is below the Fund's NAV per Share on the Expiration Date, because:
•	the offered Shares are being sold at less than their current NAV; and
•	the number of Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund's net assets.
The Fund cannot state precisely the amount of any dilution because it is not known at this time what the Subscription Price or NAV per Share will be on the Expiration Date, how many Shares will be subscribed for, the exact expenses of the Rights offering, or whether the Fund will exercise its over-allotment option.  Furthermore, if the Fund exercises its over-allotment option, your percentage ownership may be further diluted if you do not purchase additional Shares pursuant to the Over-Subscription Privilege.
For example, assuming all the Shares are sold at the estimated Subscription Price of $11.70 per Share (assuming the Fund does not exercise its over-allotment option) and after deducting all expenses related to the Rights offering (estimated to be $310,000), the Fund's NAV of $14.63 per Share as of August 31, 2015 would be reduced by approximately $0.76 or 5.19%.  Record Date Shareholders will experience a decrease in the NAV of Shares held by them, irrespective of whether they exercise all or any portion of their Rights.  Set forth below are additional examples of the impact of the Rights offering on NAV per Share.

Example of Dilution to NAV Resulting from the Rights Offering
 (assuming (i) the Subscription Price is the Formula Price, and
(ii) the Fund does not exercise its over-allotment option)

(a)	NAV per Share (as of August 31, 2015)	$14.63
(b)	Total net assets (as of August 31, 2015)	$127,112,100
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.76
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	5.19%

Example of Dilution to NAV Resulting from the Rights Offering
 (assuming (i) the Subscription Price is 80% of the Fund's NAV,
and (ii) the Fund does not exercise its over-allotment option)

(a)	NAV per Share (as of August 31, 2015)	$14.63
(b)	Total net assets (as of August 31, 2015)	$127,112,100
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.76
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	5.19%

Example of Dilution to NAV Resulting from the Rights Offering
 (assuming (i) the Subscription Price is the Formula Price, and (ii) the Fund exercises its over-allotment option and the full number of Secondary Subscription Shares are issued)

(a)	NAV per Share (as of August 31, 2015)	$14.63
(b)	Total net assets (as of August 31, 2015)	$127,112,100
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.89
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	6.08%

Example of Dilution to NAV Resulting from the Rights Offering
 (assuming (i) the Subscription Price is 80% of the Fund's NAV and (ii) the Fund exercises its over-
allotment option and the full number of Secondary Subscription Shares are issued)

(a)	NAV per Share (as of August 31, 2015)	$14.63
(b)	Total net assets (as of August 31, 2015)	$127,112,100
(c)	Estimated reduction in current NAV per Share resulting from the Rights offering(1)(2)	$0.89
(d)	Estimated % reduction in current NAV per Share resulting from the Rights offering(1)(3)	6.08%

(1)	Assumes full exercise of the Rights being offered, that the Expiration Date was August 31, 2015 and all of the Shares are sold on that date at the estimated Subscription Price of $11.70 per Share, and the deduction of estimated expenses equal to $310,000.

(2)	Item (c) was calculated by subtracting (A) the Fund's estimated NAV per Share immediately following the completion of the Rights offering from (B) the Fund's NAV per Share as of August 31, 2015. The Fund's estimated NAV per Share immediately following the completion of the Rights offering was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Rights offering by (Y) the estimated total number of Shares outstanding immediately following the completion of the Rights offering.
(3)	Item (d) was calculated by dividing Item (c) by Item (a).
There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund's market price and NAV per Share at the time of completion of the Rights offering and the level of participation in the Rights offering.
Bexil Securities, the Fund's largest shareholder and an affiliate of the Investment Manager, could increase its percentage ownership in and control of the Fund through the exercise of its Rights and the purchase of additional Shares pursuant to the Over-Subscription Privilege.
Leverage
Leverage creates a greater risk of loss, as well as a potential for more gain, for the Shares than if leverage were not used.  Immediately following the completion of the Rights offering, the Fund's amount of leverage outstanding is expected to decrease.  The leverage of the Fund as of August 31, 2015 was 10.4%.  Immediately following the completion of the Rights offering, assuming the Rights offering is fully subscribed and the Fund, at the discretion of the Board, increases the number of Shares subject to subscription by 25% pursuant to the over-allotment option, the amount of leverage outstanding is expected to be eliminated; however, the Fund reserves the right to adjust leverage from time to time, and may increase the leverage of the Fund to the prior amount or more.
Borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations.  Borrowing increases the likelihood of greater volatility of NAV and market price of the Shares.  If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred.  In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund's shareholders.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.  There is no assurance that a borrowing strategy will be successful during any period in which it is employed.
Borrowing on a secured basis results in certain additional risks.  Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets.  In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices.  Furthermore, the Investment Manager's ability to sell the pledged securities is limited by the terms of the CFA and a lending agreement with BNP Paribas Prime Brokerage, Inc., which may reduce the Fund's investment flexibility over the pledged securities.  The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund's shareholders.
Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.  The Investment Manager will utilize leverage only if it believes such action would likely result in a net benefit to the Fund's shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Increase in Share Price Volatility; Decrease in Share Price
The Rights offering may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares.  The Rights offering may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares.
Under-Subscription
It is possible that the Rights offering will not be fully subscribed.  Under-subscription of the Rights offering could have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.  It is also possible that the Fund may not exercise the over-allotment option (and, therefore, may not issue any Secondary Subscription Shares).
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.
Please refer to the "Certain Federal Income Tax Consequences" section in the Fund's Prospectus for a description of the consequences of investing in the Shares of the Fund.  Special tax considerations relating to the Rights offering are summarized below.
A holder's receipt of Rights generally should not constitute a taxable event to the holder for federal income tax purposes, and the remainder of this section assumes that result.  A holder's tax basis in Rights issued to it will be zero, unless either (1) the fair market value of the rights on the date they are issued is 15% or more of the value of the Shares with respect to which the Rights were issued ("Old Shares"), which the Fund does not expect, or (2) the holder elects to allocate to the Rights a portion of its basis in the Old Shares ("Election").  If either (1) or (2) applies, basis will be allocated in proportion to the relative fair market values of the Old Shares and the Rights on the date the Rights are issued.  Basis will be allocated only when rights are exercised or sold.  A holder who wishes to make the Election described in (2) must attach a statement to that effect to its income tax return for the taxable year in which the Rights are received.  The Election will apply to all Rights the holder receives pursuant to the offering and, once made, will be irrevocable.  If, as the Fund expects, the value of the Rights a holder receives is less than 15% of the value of its Old Shares, the holder should consult its own tax advisor regarding the advisability of making the Election.  The Fund will not, however, make any determination regarding the fair market value of the Rights.  The holding period of Rights will be the same as the holding period of the stock on which such Right was received.
A holder will not recognize taxable income on the exercise of Rights.  A holder's basis in any Shares acquired on the exercise of Rights (a "New Share") will equal the sum of the basis, if any, in those Rights and the Subscription Price for the New Share.  A holder's holding period for a New Share will begin with and include the date of exercise of the related Rights.
Holders who receive Rights in the offering with respect to their Shares with a tax basis of zero, as determined above, and who allow such Rights to expire unexercised will not recognize any gain or loss, and no adjustment will be made to the basis of the holder's Shares.
You should consult a tax advisor regarding the tax consequences of acquiring, holding, and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local, or foreign taxing jurisdiction.
LEGAL MATTERS
Certain legal matters will be passed upon by Godfrey & Kahn S.C., Madison, Wisconsin, counsel to the Fund in connection with the offering of the Fund's securities.

DIVIDEND AND INCOME FUND
Up to 2,900,000 Shares of Beneficial Interest ($0.01 par value per Share)
Issuable Upon Exercise of Non-Transferable Rights to Subscribe for Shares
Prospectus Supplement
September 28, 2015

Filed pursuant to Rule 497(c)
Registration Nos. 333-203126 and 811-08747

BASE PROSPECTUS
DIVIDEND AND INCOME FUND
 $150 million

Shares of Beneficial Interest ($0.01 par value per Share)
 Subscription Rights for Shares of Beneficial Interest ($0.01 par value per Share)

Dividend and Income Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed end management investment company.  The Fund's primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end and open end management investment companies, and business development companies) (collectively, "investment companies"), exchange-traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities (collectively, "Income Generating Equity Securities").  The Fund may invest in fixed income securities, including bonds issued by domestic and foreign corporate and government issuers.  The Fund may also invest in equity securities of other issuers, including investment companies, exchange-traded funds and real estate investment trusts, deemed by Bexil Advisers LLC, the Fund's investment manager (the "Investment Manager"), not to be Income Generating Equity Securities based on the issuer's income generation, objectives, policies, holdings, or similar criteria.  Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade (commonly referred to as "junk" bonds), including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.  The Fund has used leverage since its inception and expects to do so in the future; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques.  There is no assurance the Fund will achieve its investment objectives.
The Fund may offer, from time to time, in one or more offerings, including through rights offerings, shares of beneficial interest ("Shares"), each having a par value of $0.01 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Shares of the Fund.
Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of Fund Shares, and will set forth any applicable purchase price, fee, commission, or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated.   The Prospectus Supplement relating to any offering of subscription rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Fund may not sell any of its securities directly or through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Shares of the Fund are listed on the New York Stock Exchange ("NYSE") under the symbol "DNI."  The last reported sale price of Shares, as reported by the NYSE on August 27, 2015, was $12.42 per Share.  The net asset value ("NAV") per Share as of the close of business on August 27, 2015 was $14.74.
Shares of closed end funds often trade at a discount from NAV.  This creates a risk of loss for an investor purchasing shares in a public offering at or above NAV.

Investing in Shares of the Fund involves risks.  Please see "Special Considerations and Risk Factors" beginning on page 28 of this Prospectus to learn more about the risks you should carefully consider before investing, including the risks of investing in below investment grade securities and the risks of leverage.  Certain of these risks are summarized in "Prospectus Summary—Risks" beginning on page 4 of this Prospectus.
This Prospectus may not be used to consummate sales of Shares by the Fund directly or through agents, underwriters, or dealers unless accompanied by a Prospectus Supplement.
This Prospectus sets forth concisely information you should know before investing.  Please read it carefully before investing and keep it for future reference.  Additional information about the Fund, including a Statement of Additional Information dated September 16, 2015 ("SAI"), which SAI is hereby incorporated by reference in its entirety into this Prospectus, has been filed with the Securities and Exchange Commission ("SEC").  You can review the table of contents for the SAI on page 55 of this Prospectus.  You may obtain additional information about the Fund, including its SAI and annual and semi-annual reports, without charge (i) upon request, by calling 1-855-411-6432; (ii) on the Fund's website at http://www.DividendandIncomeFund.com; and (iii) on the SEC's website at http://www.sec.gov.  You may make any other shareholder inquiries by calling the Fund at 1-855-411-6432.  The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

September 16, 2015

PROSPECTUS SUMMARY	1
FEES AND EXPENSES	14
FINANCIAL HIGHLIGHTS	15
USE OF PROCEEDS	18
THE FUND	18
INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES	18
SPECIAL CONSIDERATIONS AND RISK FACTORS	28
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	36
MANAGEMENT OF THE FUND	37
CALCULATION OF NET ASSET VALUE PER SHARE	39
MARKET PRICE INFORMATION	39
DISTRIBUTION POLICY	40
DIVIDEND REINVESTMENT PLAN	42
CERTAIN FEDERAL INCOME TAX CONSEQUENCES	44
DESCRIPTION OF THE SECURITIES	47
CLOSED END FUND STRUCTURE	53
PLAN OF DISTRIBUTION	53
LEGAL MATTERS	54
ADDITIONAL INFORMATION	55
TABLE OF CONTENTS OF THE SAI	55

You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. The Fund has not authorized anyone to provide you with different information.  Offers to sell, and offers to buy, Shares may only be made and are valid only in jurisdictions where offers and sales are permitted.  You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the date on the applicable cover page.

PROSPECTUS SUMMARY

This following information is only a summary.  It is not complete and may not contain all of the information that you may want to consider.  You should read carefully the more detailed information contained in the Prospectus and any related Prospectus Supplement and in the SAI before purchasing Shares.  In particular, you should consider the information set forth under "Special Considerations and Risk Factors" on page 28 of the Prospectus.
The Fund:
The Fund is a non-diversified, closed end management investment company with Shares listed on the NYSE under the symbol "DNI."  As of June 30, 2015, the Fund had 8,686,718 Shares outstanding.  Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc., which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc.  On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund. See "The Fund."

The Offering:
The Fund may offer, from time to time, in one or more offerings, including through rights offerings, up to $150 million of Shares.  The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price per Share will not be less than the NAV per Share at the time of the offering, exclusive of any underwriting commission or discounts, provided that rights offerings may be offered at a price below the then current NAV, subject to certain conditions.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Shares of the Fund.  Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any offering of rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering.  The Fund may not sell any of its securities directly or through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.  See "Plan of Distribution."  The last reported sale price of Shares, as reported by the NYSE on August 27, 2015, was $12.42 per Share. The NAV per Share as of the close of business on August 27, 2015 was $14.74.

Use of Proceeds:
The Fund will use the net proceeds from the offering to invest in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  See "Use of Proceeds."

Investment Objectives and Policies:
The Fund's primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end management investment companies ("closed end funds"), open end management investment companies ("open end funds"), and business development companies ("BDCs") (collectively, "investment companies"), exchange-traded funds ("ETFs") organized as investment companies or otherwise, real estate investment trusts ("REITs"), depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other equity related securities (collectively, "Income Generating Equity Securities").  The Fund may invest in fixed income securities ("Debt Securities"), including bonds issued by domestic and foreign corporate and government issuers.  The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance.  The Fund may also invest in equity securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer's income generation, objectives, policies, holdings, or similar criteria.  The Fund may invest in securities of domestic or foreign issuers of any size.  There is no assurance the Fund will achieve its investment objectives.

The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.  Securities rated below investment grade are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P").  The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as "junk" bonds.  Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities.  The Fund will not, however, normally invest in convertible securities rated below "C" by Moody's or "CC" by S&P.

The Fund is permitted to invest in shares of registered investment companies, including money market fund shares, to the extent permitted by the 1940 Act.  Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company.  In accordance with the 1940 Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company's total outstanding stock.  As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally seeks to vote such shares in the same general proportion as shares held by other shareholders of that investment company.  The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates.  Investment companies typically incur advisory fees and other expenses.  The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund's direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act.  See "Use of Leverage" below and "Investment Objectives, Policies, and Strategies—Leverage."  The Fund may also engage in transactions involving futures, options, and options on futures.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available.  To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

See "Investment Objectives, Policies, and Strategies" in this Prospectus and "Additional Information About the Fund's Investment Program" in the Fund's SAI.

Investment Strategy:
When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize those with a yield anticipated to be greater than or comparable to that of the average dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").  After identifying qualifying Income Generating Equity Securities, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, as well as other considerations, such as market, sector, or industry diversification, to select the Fund's specific portfolio securities.  The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio are determined based on the Investment Manager's research.  Except for securities related to the U.S. government or other issuers not considered to be members of any industry, the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.

When selecting Debt Securities for the Fund, the Investment Manager will usually seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments.  Debt Securities under consideration for the Fund's portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends.  The Fund will generally invest in such securities presenting, in the Investment Manager's opinion, the potential for investment returns consistent with the Fund's investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund's portfolio and may sell a security at any time in its discretion.  A security is typically sold when its potential to meet the Fund's investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when an investment no longer appears to meet the Fund's investment objectives.

See "Investment Objectives, Policies, and Strategies – Investment Strategy."

Use of Leverage:
The Fund has utilized leverage since shortly after it began investment operations and expects to continue to use investment leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques.  The Fund is currently a party to a committed facility agreement ("CFA") with BNP Paribas Prime Brokerage, Inc. ("BNP") and as of June 30, 2015, had borrowed $22.6 million under the CFA.

The percentage amount of the Fund's leverage outstanding as of June 30, 2015 was 14% of its total assets (including the proceeds of such leverage).  The Fund reserves the right to adjust leverage from time to time.  Although the Fund's fundamental investment restrictions permit it to borrow money and issue senior securities to the extent permitted under the 1940 Act, the Fund's CFA allows the Fund to adjust its leverage under the CFA up to $45,000,000 while borrowings under the CFA are secured by assets of the Fund that are held with the Fund's custodian in a separate account.  The Fund's portfolio securities are normally pledged at least to the extent required under the CFA as collateral.  The Fund currently intends to adjust leverage in its portfolio from time to time through the CFA.  The Fund may also enter into transactions other than those noted above that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.  These other forms of leverage are not included in the Fund's fundamental restriction discussed above.  The Fund may also determine to issue preferred shares to add leverage to its portfolio.  See "Investment Objectives, Policies, and Strategies – Leverage," "Special Considerations and Risk Factors – Risks of Investing in the Fund – Leverage and Borrowing Risk," and "Description of the Securities – Preferred Shares."

Risks (see generally "Special Considerations and Risk Factors" for more information on these and other risks):
Market Risk.  An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes leverage.

Non-Diversified Status Risk.  As a non-diversified, closed end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Recent Events.  Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that even the assumptions of certain conditions cannot be relied on with any certainty.  Assumptions regarding the regulation of these markets and the participants therein may change.  The U.S. government and certain foreign governments have and may take unprecedented actions designed to support certain financial institutions or segments of the financial markets.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.  Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Equity Securities Risk.  Investing in the Fund involves equity securities risk, which is the risk that the equity securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets, or financial resources or may depend on a few key employees.

Common Stock Risk.  Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  Also, the prices of common stocks are sensitive to general movements in the stock market.  A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure.  In the event of a company's liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred shareholders have been satisfied.

Credit Risk.  Investing in the Fund involves credit risk, which is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit risk and quality of the issuer. Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities.  Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service's opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well.  See "Additional Risks of Certain Securities—Below Investment Grade Securities Risks" below.  Credit risk also applies to securities issued by the U.S. government's agencies and instrumentalities that are not backed by the U.S. government's full faith and credit.  Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently near historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  The Fund's use of leverage will tend to increase interest rate risk.

Prepayment and Extension Risk.  If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected.  If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.  Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected.  This may happen when there is a rise in interest rates.  These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Corporate Bonds Risk.  The Fund's investments in corporate bonds are subject to a number of the risks described in this Prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation/deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, management risk, and valuation risk.

Leverage and Borrowing Risk.  Borrowing for investment purposes creates an opportunity for increased return, but at the same time, involves special risk considerations.  Borrowing increases the likelihood of greater volatility of the NAV and market price of the Shares.  If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred.  In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund's shareholders.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.  There is no assurance that a borrowing strategy will be successful during any period in which it is employed.  Borrowing on a secured basis results in certain additional risks.  Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets.  In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices.  Furthermore, the Investment Manager's ability to sell the pledged securities is limited by the terms of the CFA and a lending agreement ("Lending Agreement") with BNP, which may reduce the Fund's investment flexibility over the pledged securities.  The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund's shareholders.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates.  Deflation risk is the risk that prices throughout the economy may decline over time —the opposite of inflation.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Below Investment Grade Securities Risk.  Below investment grade securities are commonly referred to as "junk bonds."  Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest.  The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged.  During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.  Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities.  The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.  Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.

Options Risks.  There are several risks associated with transactions in options on securities, as follows:
•There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
•As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
•The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.
•There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
•The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
•The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration.  Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of events affecting the underlying equity security.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.
•If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Real Estate Investment Trusts Risks. REITs are financial vehicles that pool investors' capital to purchase or finance real estate.  The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience, and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance, and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers.  In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains, and/or returns of capital.  Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to "qualified dividend income" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Considerations" in the SAI.  REITs are subject to interest rate risk and prepayment risk.  Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT's holdings of real estate and real estate related securities.  Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  REITs are dependent upon the skills of their managers and are not diversified by industry. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Securities of Other Investment Companies Risks.  An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold and the risk that the price of the shares of the investment company can fluctuate up or down.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value.

In addition, closed end funds, ETFs, and BDCs in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted. In the case of leveraged closed end funds, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds.  All investment companies incur advisory fees and other expenses.  The Fund, as a shareholder, will indirectly bear its  pro rata  portion of such fees and expenses in addition to the Fund's direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.

BDC Risk.  Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions.  Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.  Investments in BDCs are also subject to management risk, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio during periods of market turmoil and as investor's perceptions regarding a BDC or its underlying investments change.

Securities of Small and Mid-Capitalization Companies Risks. The Fund may invest in companies with small or mid-sized capital structures (generally a market capitalization of $5 billion or less).  Accordingly, the Fund may be subject to the additional risks associated with investment in these companies.  The market prices of the securities of such companies tend to be more volatile than those of larger companies.  Further, these securities tend to trade at a lower volume than those of larger companies.  If the Fund is heavily invested in these securities and the value of these securities declines, the Fund will be susceptible to significant losses.

Preferred Stock Risks.  In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions.  Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call.  In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.  Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.  Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and debt securities of corporate and government issuers.

Foreign Securities Risks.  The Fund may invest in securities of issuers domiciled outside the United States.  Investing in the securities of foreign issuers may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. issuers.  Since the securities of foreign issuers are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  As foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, comparable information may not be readily available about certain foreign issuers.  Some securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

U.S. Government Securities Risks.  Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV.

Illiquid and Restricted Securities Risks.  Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of the security.  The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.  The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities.  Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund's ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk.  The Fund will be subject to credit and performance risk with respect to the counterparties to an options contract, repurchase agreement, loan of portfolio securities, or other future obligation.  While the Fund does not employ specific creditworthiness standards when selecting counterparties, it seeks to engage in transactions with creditworthy and otherwise dependable counterparties.  Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy, which may reduce their creditworthiness and willingness or ability to perform their counterparty obligations.  There can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.  The Fund has no limit on the amount of assets it may subject to any one counterparty.

Market Discount from Net Asset Value.  Shares of closed end funds frequently trade at a discount from their NAV.  This characteristic is a risk separate and distinct from the risk that the Fund's NAV has in the past, and therefore could in the future, decrease as a result of its investment activities.  Neither the Investment Manager nor the Fund can predict whether Shares will trade at, below or above NAV.  The risk of holding Shares that might trade at a discount is more pronounced for investors expecting to sell their Shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes.  The NAV of the Shares will fluctuate with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, such as the Fund.

Distribution Policy Risk.  The Fund currently seeks to make distributions to shareholders on a regular basis.  Such distributions are not tied to the Fund's investment income and capital gains and do not represent yield or investment return on the Fund's portfolio.  To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline.  A decline in Fund assets may result in an increase in the Fund's expense ratio.  In addition, the maintenance of the Fund's distribution policy may cause the Fund's assets to be less fully invested than would otherwise be the case, which could reduce the Fund's total investment return.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains.  The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital.  If the Fund's distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be characterized as a return of capital to shareholders.  A return of capital will generally not be taxable, but will reduce each shareholder's cost basis in Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately redeemed.  Any return of capital in excess of a shareholder's basis, however, is taxable as a capital gain.  A substantial portion of the Fund's annual distributions have historically consisted of returns of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund's capital loss carryovers from prior years.  For federal income tax purposes, the effect of using capital loss carryovers arising from Fund tax years beginning before December 1, 2011 is to convert (to the extent of such current year gains) what would otherwise be nontaxable returns of capital into distributions taxable as ordinary income.  The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced.  Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund's capital loss carryovers (the conversion of nontaxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011 which are carried forward to future tax years.  Rather, any net capital losses arising in such tax years will be carried forward to reduce capital gains realized by the Fund in future taxable years, and the use of such capital loss carryforwards will not give rise to distributions being taxable as ordinary income.  As of December 31, 2014, the Fund had capital loss carryforwards of $45,474,186, all of which are attributable to Fund tax years beginning before December 1, 2011, and of which $44,031,921 and $1,442,265 will expire in 2016 and 2018, respectively.  Net capital losses arising in Fund tax years beginning after November 30, 2011 may be carried forward without expiration until used in full.  The actual determination of the source of the Fund's distributions can be made only at year end.  Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2015 in early 2016.

Securities Lending Risk.  Securities lending involves possible delay in recovery or loss of the lent securities or possible loss of rights in the lent securities or collateral or both should the borrower fail to perform due to financial inability or otherwise.  As a result, the value of the Shares may fall.  The value of the Shares could also fall if a loan is called and the Fund is required to liquidate collateral at a loss or if the Investment Manager is unable to invest cash collateral at rates which exceed the costs involved.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will be successful. Moreover, the Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available.  To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

Valuation Risk.  The Fund may invest in securities and other assets for which market quotations are not readily available or reliable. For example, unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on national exchanges but rather trade in the "over-the-counter" markets.  These markets often may not provide readily available or reliable market quotations and consequently the valuation of bonds may carry more risk than that of publicly traded common stock.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund's Board of Trustees. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Cybersecurity Risk.  The Fund is subject to risks associated with the use of computer systems, networks and devices to carry out routine business operations.  These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks.  Despite the various cyber protections utilized by the Fund, the Investment Manager, and the Fund's other service providers, their systems, networks, or devices could potentially be breached, which could have a negative impact on the Fund, its shareholders, and the Investment Manager.

Anti-Takeover Provisions.  The Fund has certain provisions in its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and Bylaws (together with the Declaration of Trust, the "Governing Documents") that may be regarded as "anti-takeover" provisions.  These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; (iii) the ability of the Fund's Board of Trustees (the "Board") or shareholders to amend the Governing Documents or effectuate changes in the Fund's management; or (iv) the ability of the Fund's shareholders to make derivative claims against the Fund.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a shareholder, or the conversion of the Fund to open end status.  These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their Shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund. See "Description of the Securities–Certain Anti-Takeover Provisions in the Governing Documents."

Status as a Regulated Investment Company:
The Fund intends to continue to qualify for treatment as a "regulated investment company" (as defined in section 851(a) of the Code) ("RIC") under the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. See "Tax Considerations" in the SAI.

Investment Manager:
Bexil Advisers LLC acts as the Fund's Investment Manager pursuant to an investment management agreement (the "Investment Management Agreement") between the Investment Manager and the Fund.  Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee at an annual rate of 0.95% of the Fund's managed assets and reimburses the Investment Manager for certain costs.  Because the Investment Manager receives a fee based on the Fund's assets, the Investment Manager will benefit from any increase in assets that results from the offering of Shares.  From February 1, 2011 through February 28, 2014, the daily portfolio management of the Fund was provided by the Investment Policy Committee of the Investment Manager, comprised of: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist. Effective March 1, 2014, Thomas Winmill assumed sole portfolio management responsibility for the Fund. Mr. Winmill currently serves as President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Bexil Corporation, and Winmill & Co. Incorporated. He is a Director and Vice President of Self Storage Group, Inc., a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation, and Vice President of Tuxis Corporation.  He is Chairman of the Investment Policy Committee of each of the Advisers, which currently manage Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of Midas Fund.  Pursuant to the Investment Management Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. See "Management of the Fund – The Investment Manager."

Share Repurchases and Tender Offers:
If Shares publicly trade for a substantial period of time at a substantial discount from the Fund's then current NAV per share, the Board may consider, from time to time, authorizing various actions designed to reduce the discount, which may include periodic repurchases of, or tender offers for, the Shares.  No assurance can be given that the Board will undertake any such action or if undertaken, the Shares will thereafter trade at a price that is at less of a discount.  Under certain circumstances, a shareholder vote may be required to authorize such actions.  See "Description of the Securities – Share Repurchases and Tender Offers."

Distribution Policy:
The Fund has a managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund's market price discount to its NAV per share.  The policy may be changed or discontinued without notice.  The distributions are paid from net investment income (including excess gains taxable as ordinary income) and any net capital gains, with the balance representing return of capital. Net capital gains recognized in the current year are distributable as ordinary income in accordance with tax regulations so long as the Fund has a capital loss carryforward and are referred to as excess gains.  If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference,  i.e., the return of capital, will be charged against the Fund's capital.  The Fund's distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return.  The Fund's final distribution for each calendar year may include remaining net investment income and net capital gains otherwise undistributed during the year.  See "Tax Considerations" in the SAI.

If, for any taxable year of the Fund (which ends on December 31), the total distributions exceed the sum of the Fund's net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund's current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares).  The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in its Shares, thereby increasing the shareholder's potential gain or reducing its potential loss on the subsequent sale of those Shares.  A substantial portion of the Fund's annual distributions have historically consisted of returns of capital.  This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders.  Distributions to the Fund's shareholders will only be payable after the payment of any interest on the Fund's outstanding debt.  See "Distribution Policy" in this Prospectus and "Tax Considerations" in the SAI.

Dividend Reinvestment Plan:
The Fund has a Dividend Reinvestment Plan.  Under the plan, all dividends and other distributions are automatically reinvested in additional Shares unless a shareholder elects to receive them in cash. See "Dividend Reinvestment Plan."

Custodian and Transfer Agent:
State Street Bank and Trust Company acts as custodian of the Fund's investments and may appoint one or more sub-custodians.  The custodian is responsible for the safekeeping of Fund assets and, with its affiliates, may act as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund.  American Stock Transfer & Trust Company, LLC acts as the Fund's transfer and dividend disbursing agent.

FEES AND EXPENSES

The following table contains information about the costs and expenses that shareholders will bear directly or indirectly.  The table is based on management fees, interest, and other expenses incurred during the Fund's fiscal year ended December 31, 2014, as adjusted for higher expenses accrued in 2015 and after giving effect to the offer and sale of $150 million of Shares.  The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	N/A
Offering Expenses (as a percentage of offering price)(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(4)	1.02%
Interest Payments on Borrowed Funds(5)	0.07%
Other Expenses(6)	0.32%
Total Annual Fund Operating Expenses(7)	1.41%

(1)	Not available at this time. Should a sales load apply with respect to a particular offering of Shares, the applicable Prospectus Supplement will disclose the amount of any such sales load.
(2)
Estimated maximum amount based on offering $150 million in Shares ($150 million in Shares is used here because this is the total value of Shares being registered under the registration statement of which this Prospectus is a part).  The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(3)	See "Dividend Reinvestment Plan."
(4)
The Fund pays a management fee to the Investment Manager at an annual rate of 0.95% of the Fund's "managed assets."  "Managed assets" means the average weekly value of the Fund's net assets plus any assets attributable to financial leverage.  In accordance with the requirements of the SEC, the table above shows the Fund's management fee as a percentage of average net assets.   In calculating the management fee rate based on net assets, the Fund derived the amount of management fees based upon outstanding financial leverage of 7% of the Fund's managed assets (which is the average level of financial leverage employed during the Fund's fiscal year ended December 31, 2014).  If financial leverage of more than 7% is used, the management fee shown would be higher.

(5)	Based upon the Fund's outstanding borrowings as of December 31, 2014 of approximately $17.3 million and a borrowing rate under the CFA and Lending Agreement as of December 31, 2014 of 1.11%.
(6)	"Other Expenses" are based upon those expenses incurred during the fiscal year ended December 31, 2014.
(7)
"Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2014 were 1.55%.  The 1.41% figure set forth in the table above results from 2014 Fund expenses as adjusted for higher expenses accrued in 2015 being spread over a larger net asset base as a result of the assumed sale of $150 million of Shares.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) a 5% annual return, (2) total annual operating expenses of 1.41%, (3) offering expenses of 0.20%, and (4) reinvestment of all dividends and other distributions at NAV.  The actual expenses in connection with any offering will be set forth in the Prospectus Supplement if applicable.

1 Year	3 Years	5 Years	10 Years
$16	$47	$79	$171

The purpose of the table and example above is to help you understand the various costs and expenses that an investor in the Fund may bear directly or indirectly.  The example should not be considered a representation of future expenses.  The Fund's actual expenses may be more or less than those shown and the Fund's actual rate of return will vary and may be higher or lower than the hypothetical 5% annual return used to calculate the example.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented.  This information is derived from the financial and accounting records of the Fund.  The financial highlights for the fiscal years ended December 31, 2012 through December 31, 2014, the one month ended December 31, 2011, and the year ended November 30, 2011 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  The prior financial highlights for the fiscal years ended November 30, 2005 through November 30, 2010 were audited by other independent registered public accounting firms, whose reports with respect to those periods were unqualified.  Information for the six-month period ended June 30, 2015 has not been audited.  The information below should be read in conjunction with (i) the Fund's audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2014, which, together with the report of the Fund's independent registered public accounting firm, have been incorporated by reference in the SAI, and (ii) the Fund's Semi-Annual Report for the six-month period ended June 30, 2015, which is also incorporated by reference in the SAI.  The Annual and Semi-Annual Reports are available without charge by calling toll-free at 1-855-411-6432.
Bexil Advisers LLC became the Fund's Investment Manager effective February 1, 2011.
Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

	For the Years Ended December 31,					For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	2015(1)	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60	$35.84

Income from investment operations:(3)
Net investment income	0.16	0.34	0.40	0.56	0.08	0.96	0.80	0.84	2.24	3.20	2.52	2.44
Net realized and unrealized gain (loss) on investments	(0.20)	0.76	4.12	1.13	0.20	(0.08)	1.44	2.88	(16.76)	(5.20)	4.80	0.32
Total income from investment operations	(0.04)	1.10	4.52	1.69	0.28	0.88	2.24	3.72	(14.52)	(2.00)	7.32	2.76

Less distributions:
Net investment income	(0.57)	(1.63)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)	(3.36)	(3.72)	(2.12)
Capital gains	--	--	--	--	--	--	--	--	--	--	--	(0.04)
Return of capital	(0.25)	--	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)	(0.20)	--	(1.84)
Total distributions	(0.82)	(1.63)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)	(3.56)	(3.72)	(4.00)

Fund share transactions:
Effect of reinvestment of dividends	--*	(0.01)	(0.01)	(0.01)	--*	--*	--*	--	--	--	--	--
Decrease in net asset value from rights offering	--	--	(1.21)	--	(1.28)	--	--	--	--	--	--	--
Total Fund share transactions	--	(0.01)	(1.22)	(0.01)	(1.28)	--	--	--	--	--	--	--
Net asset value, end of period(4)	$15.80	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60
Market value, end of period	$14.14	$15.12	$15.11	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40	$29.40	$39.12	$42.80

	For the Years Ended December 31,					For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	2015(1)	2014	2013	2012	One Month Ended Dec. 31, 2011(2)	2011	2010	2009	2008	2007	2006	2005

Total Return(5)
Based on net asset value	0.16%	7.28%	23.35%	12.67%	(5.52)%	5.61%	14.55%	29.42%	(47.75)%	(6.05)%	22.51%	8.19%
Based on market value	(1.23)%	10.83%	24.38%	10.75%	2.13%	(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%	0.36%	18.14%

Ratios/Supplemental Data: (6)
Net assets, end of period (000's omitted)	$137,219	$144,280	$148,081	$93,951	$93,123	$71,329	$73,322	$70,853	$62,022	$137,953	$160,613	$144,352

Ratios to average net assets of:
Total expenses (7)	1.84%**	1.55%	1.87%	2.57%	2.09%**	2.02%	2.63%	3.01%	3.62%	3.75%	3.69%	3.04%
Net expenses (8)	1.84%**	1.55%	1.87%	2.57%	2.09%**	2.00%	2.50%	2.89%	3.47%	3.62%	3.55%	4.55%
Net expenses excluding interest expense and fees on bank credit facility	1.68%**	1.47%	1.72%	2.30%	1.78%**	1.73%	N/A	N/A	N/A	N/A	N/A	N/A
Total expenses excluding commercial paper, interest expense and fees (9)	N/A	N/A	N/A	N/A	N/A	N/A	2.20%	2.03%	1.91%	1.70%	1.71%	1.73%
Net expenses excluding commercial paper, interest expense and fees (10)	N/A	N/A	N/A	N/A	N/A	N/A	2.07%	1.91%	1.76%	1.56%	1.57%	1.59%
Commercial paper fees and interest expense (9)	N/A	N/A	N/A	N/A	N/A	N/A	0.43%	0.98%	1.71%	2.06%	1.98%	1.31%
Net investment income	1.91%**	1.94%	2.38%	3.56%	6.28%**	5.44%	4.73%	5.43%	8.62%	8.52%	6.96%	7.00%

Portfolio turnover rate	14%	52%	45%	13%	0%	24%	51%	73%	54%	74%	96%	80%

Leverage Analysis (000's omitted):
Outstanding loan balance under the bank credit facility, end of period	$22,602	$17,284	$21,346	$21,348	$17,815	$18,209	$20,000	N/A	N/A	N/A	N/A	N/A
Aggregate amount of commercial paper outstanding, end of period (9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10,000	$10,000	$55,000	$55,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding, end of period(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$ 9,960	$47,921	$54,790	$54,659	$54,794
Asset coverage per $1,000, end of period (10)	$7,071	$ 9,347	$ 7,937	$ 5,401	$ 6,227	$ 4,917	$ 4,666	$ 7,425	$15,880	$ 3,903	$ 3,980	$ 3,679

(1)	Six months ended June 30, 2015. Unaudited.
(2)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(3)	The per share amounts were calculated using the average number of Shares outstanding during the period.
(4)
The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012.  Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split.  The net asset value and market price report at the original dates prior to the reverse stock split were as follows:

		For the Years Ended November 30,
	One Month Ended Dec 31, 2011(1)	2011	2010	2009	2008	2007	2006	2005

Net asset value	$3.87	$4.22	$4.34	$4.19	$ 3.67	$8.16	$9.55	$8.65
Market value	$3.43	$3.46	$4.23	$3.65	$ 2.60	$7.35	$9.78	$10.70

(1)
Total return on a market value basis is calculated assuming a purchase of Shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(2)	Expenses and income ratios do not include expenses incurred by the acquired funds in which the Fund invests.
(3)	"Total expenses" are the expenses of the Fund as presented in the Statement of Operations before fee waivers.
(4)	"Net expenses" are the expenses of the Fund presented in the Statement of Operations after fee waivers.
(5)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.
(6)
Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.  For purposes of this calculation, the bank credit facility is considered a senior security representing indebtedness.

*  Less than $0.01 per share.
**  Annualized.
N/A means not applicable.

USE OF PROCEEDS

The Investment Manager expects that it will initially invest the proceeds of any offering by reducing borrowings, if any, and the balance in high quality short-term debt securities, money market fund shares, or similar securities.  The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.  Depending on market conditions and operations, a portion of the cash held by Fund, including any proceeds raised from an offering, may be used to pay distributions in accordance with the Fund's distribution policy.  The Fund does not currently anticipate an increase in leverage immediately following the completion of any Share offerings; however, the Fund reserves the right to adjust leverage from time to time.  See "Investment Objectives, Policies, and Strategies — Leverage."

THE FUND

The Fund is a non-diversified, closed end management investment company with Shares listed on the NYSE under the symbol "DNI."  As of June 30, 2015, the Fund had 8,686,718 Shares outstanding.  Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc., which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc.  On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund.  The Fund's principal office is located at 11 Hanover Square, New York, New York 10005.

INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES

Investment Objectives and Policies
The Fund's primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the outstanding voting securities of the Fund.  The Fund is also subject to certain investment restrictions, set forth in its SAI, that are fundamental and cannot be changed without a vote of a majority of the Fund's outstanding voting securities.   A "majority of the outstanding voting securities" of the Fund is defined under the 1940 Act as the lesser of: (i) 67% or more of the Fund's Shares present at a meeting if more than 50% of the outstanding Shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.  All other investment strategies, policies, and restrictions described herein and in the SAI are not fundamental and may be changed by the Board without shareholder approval except as required by law.
The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in Income Generating Equity Securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end funds, open end funds, and BDCs) (collectively, "investment companies"), ETFs organized as investment companies or otherwise, REITs, depositary receipts, and other equity related securities (collectively, "Income Generating Equity Securities").  The Fund may invest in Debt Securities, including bonds issued by domestic and foreign corporate and government issuers.  The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance.  The Fund may also invest in equity securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer's income generation, objectives, policies, holdings, or similar criteria.  The Fund may invest in securities of domestic or foreign issuers of any size.  There is no assurance the Fund will achieve its investment objectives.
The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.  Securities rated below investment grade are those rated below "Baa" by Moody's or below "BBB" by S&P.  The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds.  Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities.  The Fund will not, however, normally invest in convertible securities rated below "C" by Moody's or "CC" by S&P.  Such investments are in addition to investments in below investment grade Debt Securities.  For a description of the risks associated with an investment in securities rated below investment grade, see "Special Considerations and Risk Factors" below.
The Fund is permitted to invest in shares of registered investment companies, including money market fund shares,  to the extent permitted by the 1940 Act.  Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company.  In accordance with the 1940 Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company's total outstanding stock.  As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally votes such shares in the same general proportion as shares held by other shareholders of that investment company.  The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates.  Investment companies typically incur advisory fees and other expenses.  The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund's direct fees and expenses.
In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act.  See "Leverage" below.  The Fund may also buy and sell put and call options.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.
The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from offerings, or at other times when suitable investments are not otherwise available.  To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.
See "Additional Information About the Fund's Investment Program" in the SAI.
Investment Strategy
When allocating the Fund's assets between Income Generating Equity Securities and Debt Securities, the Investment Manger focuses on the Fund's objective of high current income, with capital appreciation as a secondary objective, and accordingly seeks to evaluate relative yields and potential for capital appreciation and depreciation, on macroeconomic levels, by sector, and by specific security.
When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize those with a yield anticipated to be greater than or comparable to that of the average dividend yield of S&P 500 Index.  After identifying qualifying Income Generating Equity Securities, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, as well as other considerations, such as market, sector, or industry diversification, to select the Fund's specific portfolio securities.  The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio are determined based on the Investment Manager's research.  Except for securities issued or guaranteed by the U.S. government or other issuers not considered to be members of any industry, the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.
When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments.  Debt Securities under consideration for the Fund's portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends.  The Fund will generally invest in such securities presenting, in the Investment Manager's opinion, the potential for investment returns consistent with the Fund's investment objectives.
The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund's portfolio and may sell a security at any time in its discretion.  A security is typically sold when its potential to meet the Fund's investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when an investment no longer appears to meet the Fund's investment objectives.
The following is additional information about the securities in which the Fund may invest and the investment techniques the Fund may use.  For additional information about the Fund's investment policies and strategies, see "Additional Information About the Fund's Investment Program" in the SAI.
Income Generating Equity Securities.  Equity securities include common stocks, preferred stocks, and convertible securities.  Inasmuch as the Fund's primary investment objective is to seek high current income and capital appreciation is a secondary objective, when selecting equity securities for investment, the Investment Manager typically will focus primarily on a security's income paying capacity, and secondarily on its potential for capital appreciation.  The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.  The equity securities in which the Investment Manager expects to invest on behalf of the Fund consist primarily of common stocks and preferred stocks (each discussed below).
Common Stock.  Common stock represents an equity ownership interest in a corporation, typically providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation.  In the event of liquidation, common shareholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred shareholders have been paid in full.  Typically, common shareholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportionate to the number of shares owned).  Common shareholders also receive voting rights regarding other company matters, such as mergers and other extraordinary matters.
Preferred Stock.  Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock.  Some preferred stock offers a fixed rate of return with no maturity date.  Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates.  Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis.  Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets.  Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock.  In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors.  There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.
Debt Securities.  A debt security represents money borrowed that must be repaid.  Debt securities include bonds, bills, notes, debentures, commercial paper and other debt obligations.  Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer.  However, a debt security has a priority of claim over common shareholders if the issuer is liquidated.  The Fund may invest in a wide variety of Debt Securities, although the Investment Manager anticipates, under normal market conditions, the Debt Securities in which the Fund invests will be primarily corporate bonds and U.S. government securities.

Corporate Bonds.  Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities.  Corporate bonds may be either secured or unsecured.  Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes.  If a bond is unsecured, it is known as a debenture.  Bondholders, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features.  Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.  Corporate bonds contain elements of both interest rate risk and credit risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance, and perceptions of the corporation in the marketplace.  Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance.  Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("Ginnie Mae"), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") bonds).  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to Shares of the Fund itself and do not guarantee the market price of the securities.
Below Investment Grade Securities.  Below investment grade securities are securities rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another rating agency or the Investment Manager).  Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings.  For a description of securities ratings, please see "Appendix A – Description of Securities Ratings" in the SAI.  Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below its rating when purchased by the Fund.  Neither event will require sale of such securities by the Fund, although the Investment Manager may consider such event in its determination of whether the Fund should continue to hold the securities.
The ratings of Moody's, S&P, and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.
Investment Grade Securities.  Investment grade debt securities are securities of medium to high quality that are rated Baa or higher by Moody's, BBB or higher by S&P, or comparably rated by another rating agency or, if unrated, are deemed by the Investment Manager to be of comparable quality.  Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Securities of Other Investment Companies.  The Fund may invest in the securities of other investment companies, including closed end funds, open end funds, ETFs, BDCs, and unit investment trusts, to the extent permitted by the 1940 Act.  An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The Fund may lose money by investing in securities of other investment companies, including money market mutual funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and short term corporate debt instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The value of a money market mutual fund may be affected by changes in interest rates, credit ratings of the investments, and recent changes in SEC rules governing money market funds.  If a significant amount of the Fund's assets are invested in money market mutual funds, it may be more difficult for the Fund to achieve its investment objective.
In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund.  To the extent that the Fund invests in the securities of other investment companies, the Fund's shareholders will indirectly bear a pro rata share of the investment company's expenses in addition to the expenses associated with an investment in the Fund.  In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.
Closed end funds, ETFs, and BDCs differ from open end funds in that they do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange.  In comparison to open end funds, closed end funds, ETFs, and BDCs have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.  Shares of closed end funds frequently trade at a discount from their NAV.  An investment in the shares of a closed end fund may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers' portfolio securities.  BDCs are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.
Exchange-Traded Funds.  The Fund may invest in ETFs.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities.  Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.
An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.
Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors.  To the extent that the Fund invests in ETFs, the Fund's shareholders will indirectly bear a pro rata share of the ETF's expenses in addition to the expenses associated with an investment in the Fund.  Typically, ETFs are investment companies.  However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies.  To the extent an ETF is an investment company, the limitations applicable to the Fund's ability to purchase securities issued by other investment companies will apply.
Business Development Companies.  BDCs are a type of closed end company regulated under the 1940 Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising.  Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses.  In addition, BDCs are required to make available significant managerial assistance to the issuers of such securities.

Real Estate Investment Trusts.  REITs are financial vehicles that pool investors' capital to purchase or finance real estate.  REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code.
Foreign Securities.  The Fund may invest in debt and equity securities of corporate, governmental, and supra-national issuers located outside the United States, including issuers in developed and emerging markets.  Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank.  Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities.  Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks, and governments.  Foreign securities also may be traded on foreign securities exchanges or in over-the-counter ("OTC") capital markets.
Depositary Receipts.  The Fund may make foreign investments through the purchase and sale of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers.  Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers.  EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement.  GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities.  Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets.  The Fund may invest in sponsored or unsponsored ADRs.  "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR.  Investments in depositary receipts also involve risks similar to those accompanying direct investments in foreign securities.  Certain of these risks are described below under "Special Considerations and Risk Factors—Foreign Securities Risks."
Options Trading.  The Fund may engage in the sale of covered call options, the purchase of puts and call options and the sale of put options.
Sale of Covered Call Options.  The Fund may sell (i.e., write) covered call options on securities (including ETFs) or on indexes.  The Fund expects to sell covered call options principally to generate income.  The Fund may cover call options by:  (i) owning the same security or, in the case of options on an index, a portfolio of securities substantially replicating the movement of the index underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund's custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules, and regulations.  The Fund may write covered call options from time to time on such portion of its portfolio without limit to the extent of available cover, as the Investment Manager determines is appropriate in seeking to achieve the Fund's investment objectives.
Call Options.  The Fund may write call options on securities, including covered call options on equity securities (including ETFs) and securities indices, for hedging purposes or to increase return in the form of premiums received from the purchasers of the options.  A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period.  This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs.  Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund.  If, however, the market price of the underlying security increases to a level in excess of the option exercise price, and the option is exercised, the Fund will be obligated to sell the security at less than its market value.  In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chooses to exercise the call option at an exercise price below the current market value).  The Fund generally would give up the ability to sell any portfolio securities used to cover a call option while the call option is outstanding.
Exchanged-Traded Options and OTC Options.  The Fund may purchase and write (sell) both exchange-traded options and options traded on the OTC market.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies or other instrument underlying the option.  Failure by the dealer to do so may result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.
Purchase of Call Options. The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase.  Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security.  In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to the Fund to the option premium paid.  Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.
Purchase of Put Options.  The Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return.  A put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid.  If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security may be reduced by the premium paid for the put option less any amount for which the put option may be sold.
The Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase.  The Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities.  If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged.  However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio.  If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.
Sale of Put Options. The Fund also may write put options on securities.  A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period.  So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold, requiring it to make payment of the exercise price against delivery of the underlying security.  If a written put option is not exercised, the Fund will realize income in the amount of the premium it received.  This technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

Put and Call Options on Securities Indices.  The Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above.  Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security.  A securities index assigns values to the securities included in the index and fluctuates with changes in such values.  Settlements of securities index options are effected with cash payments and do not involve delivery of securities.  Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.  The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.
Straddles on Securities and Securities Indices.  The Fund may purchase and write straddles on securities and securities indices.  A long straddle is a purchase of a combination of a call and a put on the same security or securities index.  The Fund normally will profit from a long straddle if the underlying security or index changes in price more than the cost of the options before the expiration or close of the straddle.  A short straddle is a sale combination of a call and a put on the same security or securities index.  The Fund normally will profit from short straddles if the underlying security or index changes in price less than the proceeds of the option sales before the expiration or close of the straddle.  In the case of a short straddle, the Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security or securities index.
Closing Options Transactions.  The Fund may effectively terminate its right or obligation under an option before expiration of the option period by entering into a closing transaction.  If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit the Fund, prior to the exercise or expiration of the related option, to realize profits or limit losses on its option position, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another option on the underlying security with a different exercise price and/or expiration date.  The Fund may realize a net gain or loss from a closing purchase transaction depending on whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.
Portfolio Lending Transactions.  The Fund may lend portfolio securities or other assets for a fee or other benefit to brokers, dealers, and other financial institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of a fee or other benefit based on the value of the securities loaned.   During the course of the loan, the Fund continues to receive the equivalent of the interest, dividends or other distributions paid by the issuer of the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also may have the opportunity to earn a fee or other benefit on the amount of the loan and on the loaned securities' collateral.  The Fund would have the right to call the loan and obtain the securities loaned normally at any time.  The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Manager's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, other acceptable collateral, or any combination thereof, at all times equal to at least the market value of the assets loaned.  Including such collateral as part of the Fund's total assets, the securities on loans will not exceed one-third of its total assets.  In connection with its securities lending transactions, the Fund may return to the borrower or pay a third party which is acting as a "placing broker," a part of the income earned from the investment of collateral received for securities loaned.  There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights.  The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.  Any loan made by the Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.  The Fund does not normally use affiliated agents in managing its lending program.
Future Developments.  From time to time, the Fund may also invest in certain Income Generating Equity Securities, Debt Securities, or other investment assets that have features other than those that are typical for such investments and which have in the past been offered or may be offered in the future.  In the past, for example, securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends.  The Fund may invest in these investments if the Investment Manager believes that doing so would be consistent with the Fund's investment objectives and policies.  Since the market for these investments may be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these investments may present other risks, such as high price volatility.  The unavailability of such innovative investments may adversely affect the Fund's ability to achieve its investment objectives.
Temporary Investments.  The Fund may make temporary investments for defensive purposes in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available.  In addition to money market funds, money market instruments, and cash, the Fund is permitted to temporarily invest without limit in: (i) debt securities issued by the U.S. government, its agencies or instrumentalities; (ii) commercial paper; (iii) certificates of deposit or bankers' acceptances; or (iv) repurchase agreements with respect to any of the foregoing investments.  It is impossible to predict if, or for how long, the Fund will use any of such temporary defensive strategies.  For a description of the types of temporary investments the Fund may make, please see "Additional Information About the Fund's Investment Program" in the SAI.
Leverage
The Fund may utilize leverage to the maximum extent permitted under the 1940 Act.  The Fund may obtain leverage through borrowings, the issuance of short term debt securities, or the issuance of shares of preferred stock (collectively, "Senior Securities").  The 1940 Act generally prohibits the Fund from engaging in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below), unless immediately after the issuance of the leverage, the Fund has satisfied the asset coverage test with respect to Senior Securities representing indebtedness prescribed by the 1940 Act – that is, the value of the Fund's total assets less liabilities (other than the leverage and other Senior Securities) is at least 300% of the principal amount of such leverage and other Senior Securities (i.e., effectively limiting the use of such leverage and other Senior Securities representing indebtedness to 33 1/3 % of the Fund's total assets, including assets attributable to the leverage and other Senior Securities).  The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions (e.g., the Fund may offset its contractual obligation to deliver a security by purchasing a second contract pursuant to which the Fund will obtain the same or a substantially similar security on the same date) or by owning positions covering its obligations.  For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.  To the extent that certain of these instruments are so covered, they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund.
Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance, the value of the Fund's total assets is at least 200% of the liquidation value of outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any Senior Securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of Senior Securities representing indebtedness may not exceed 50% of the Fund's total assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets satisfies the above-referenced 200% coverage requirement.
The net proceeds of the offering of any Senior Securities will be invested in accordance with the Fund's investment objectives and policies.  The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager's market outlook, where the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.
The Fund has utilized leverage since shortly after it began investment operations and expects to continue to use investment leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques.  The Fund is currently a party to the CFA and as of June 30, 2015, had borrowed $22.6 million under the CFA.
The percentage amount of the Fund's leverage outstanding as of June 30, 2015 was 14% of its total assets (including the proceeds of such leverage).  The Fund does not currently anticipate an increase in leverage immediately following the completion of any Share offerings; however, the Fund reserves the right to adjust leverage from time to time.  Although the Fund's fundamental investment restrictions permit it to borrow money and issue senior securities to the extent permitted by the 1940 Act, as described above, the CFA with BNP allows the Fund to adjust its credit facility amount up to $45,000,000, while borrowings under the CFA are secured by assets of the Fund that are held with the Fund's custodian in a separate account.  The Fund's portfolio securities are normally pledged at least to the extent required under the Lending Agreement as collateral to secure the CFA.  The Fund may enter into transactions that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.  These other forms of leverage are not included in the Fund's fundamental investment restrictions discussed above.  Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.
Other Investment Practices
Illiquid and Restricted Securities.  Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  A security is considered illiquid if a fund cannot receive the amount at which it values the instrument within seven-days. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which are not readily marketable.  Investing in such securities entails certain risks.  The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition.  In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount, which enhances yield while the securities are held by the Fund.  In the absence of readily available market quotations, illiquid securities will be valued at fair value as determined in good faith and pursuant to a method approved by the Board.  Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market.  Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities.
The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").  The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them, and lower the amount the Fund could realize upon their sale.  Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
When-Issued and Delayed Delivery Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis.  Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a when-issued or delayed delivery basis before delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates and other factors.  Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  Although the Fund will enter into when-issued or delayed delivery transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss.  When the Fund purchases securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to market daily with a market value at least equal to the amount of the commitment.  If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment.  Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

SPECIAL CONSIDERATIONS AND RISK FACTORS

An investment in the Shares is subject to many risks.  The risks and uncertainties described below are not the only ones facing the Fund.  There are additional risks that the Fund does not currently foresee or consider material.  You should carefully consider these risks, together with all of the other information included or incorporated by reference in this Prospectus and in any Prospectus Supplement before investing in the Shares.  By itself, the Fund does not constitute a complete investment program and you could lose money by investing in the Fund.
Risks of Investing in the Fund
Market Risk.  An investment in the Fund is subject to market risk, including the possible loss of the entire amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes leverage.  If the economy contracts, the ability of issuers of the Debt Securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  Certain events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.
Non-Diversified Status Risk.  As a non-diversified, closed end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.
Recent Events.  Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that even the assumptions of certain conditions cannot be relied on with any certainty.  Assumptions regarding the regulation of these markets and the participants therein may change.  The U.S. government and certain foreign governments have and may take unprecedented actions designed to support certain financial institutions or segments of the financial markets.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.  Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
Equity Securities Risk.  Investing in the Fund involves equity securities risk, which is the risk that the equity securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets or financial resources, or may depend on a few key employees.  As a result, issuers with smaller market capitalization may be subject to greater levels of credit, market, and issuer risk.

Common Stock Risk.  Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  Also, the prices of common stocks are sensitive to general movements in the stock market.  A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure.  In the event of a company's liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred shareholders have been satisfied.
Credit Risk.  Investing in the Fund involves credit risk, which is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities.  Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service's opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well.  See "Additional Risks of Certain Securities—Below Investment Grade Securities Risks" below.  Credit risk also applies to securities issued by the U.S. government's agencies and instrumentalities that are not backed by the U.S. government's full faith and credit.  Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.
Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently near historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  The Fund's use of leverage will tend to increase interest rate risk.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.  Conversely, floating rate instruments will not generally increase in value if interest rates decline.  Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality.  To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Shares.
Prepayment and Extension Risk.  If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected.  If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.  Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected.  This may happen when there is a rise in interest rates.  These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.
Corporate Bonds Risk.  The Fund's investments in corporate bonds are subject to a number of the risks described in this Prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation/deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, management risk, and valuation risk.
Leverage and Borrowing Risk.  Borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations.  Borrowing increases the likelihood of greater volatility of

NAV and market price of the Shares.  If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred.  In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund's shareholders.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.  There is no assurance that a borrowing strategy will be successful during any period in which it is employed.
Borrowing on a secured basis results in certain additional risks.  Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets.  In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices.  Furthermore, the Investment Manager's ability to sell the pledged securities is limited by the terms of the CFA and the Lending Agreement with BNP, which may reduce the Fund's investment flexibility over the pledged securities.  The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund's shareholders.
To illustrate the concepts above, assume the Fund's net assets are $100 million and borrowing available to it under a line of credit is an additional $20 million, creating a total value of $120 million available for investment.  If the Fund's line of credit has an applicable interest rate of 3% and the Fund can purchase investments yielding 6%, the Fund's cost of borrowing would be less than the return on its investment of the loan proceeds and, therefore, the Fund would benefit from the $20 million of leverage.  If, however, the line of credit's applicable interest rate were to rise, or the yield on available investments were to decline, the beneficial yield difference between borrowing cost and investment yield would be reduced or eliminated, or even reverse and cause a loss to the Fund, which may cause the market value of the Shares to decline.  Conversely, if yields on investments rise, their prices normally decline, and to the extent it is leveraged the Fund's NAV will decline more with the decline in price of its affected portfolio's investments than would be the case were it not leveraged. In addition to the decline in NAV, the market value of the Shares may also decline.
In addition, the requirements of any loan documents to which the Fund is a party may limit the Fund's ability to make distributions to its shareholders for so long as any payments on the loan are in arrears or in default, may limit the Fund's ability to take advantage of certain investments that may otherwise be available, may require the Fund to invest a greater portion of its assets in more highly rated, potentially lower yielding securities than the Fund might do otherwise, and may require the Fund to sell a portion of its assets when it might otherwise be disadvantageous to do so.  If the Fund is required to restructure its portfolio by selling assets to satisfy the requirements set forth above, such sales of portfolio securities would cause the Fund to incur related transaction costs.  In addition, in the event of a limitation on distributions, the Fund may be unable to distribute all of its net investment income to shareholders.  To qualify for federal tax treatment as a RIC for a taxable year, the Fund must distribute at least 90% of the sum of its net investment income, the excess of net short term capital gain over net long term capital loss, and certain other amounts earned or realized during that year. See "Tax Considerations" in the SAI.
As of June 30, 2015, the Fund utilized the CFA to borrow $22.6 million at a variable interest rate equal to 1.14% per annum.  Based on fiscal year 2014 CFA interest payments and commitment fees, the Fund's total investments at December 31, 2014 must experience an annual return of 0.08% to cover such expenses.  The following table explains the potential effects of leverage on the equity returns of the Fund's shareholders based on the Fund's average total net assets, leverage, and weighted interest rate in the fiscal year ended December 31, 2014.

Assumed Return on Portfolio (net of expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Corresponding Return to Shareholders	(10.79)%	(5.43)%	(0.08)%	5.28%	10.63%

All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage.  Actual returns may be more or less than those appearing in the table.
During periods in which the Fund is utilizing leverage, the fees payable to the Investment Manager will be higher than if the Fund did not utilize financial leverage because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage, which may create a conflict of interest between the Investment Manager and shareholders.  The Investment Manager will utilize leverage only if it believes such action would likely result in a net benefit to the Fund's shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates.  Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.
Additional Risks of Certain Securities
Below Investment Grade Securities Risks.  Below investment grade securities are commonly referred to as "junk bonds."  Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest.  The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged.  During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.  Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities.  The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.  The below investment grade securities in which the Fund may invest do not normally include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy.  There can be no assurance, however, that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.  Below investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund.  If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.
Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's NAV.  Since 2008, demand for some below investment grade securities has increased and the difference between the yields paid by below investment grade securities and investment grade securities (i.e., the "spread") has narrowed.  To the extent this differential increases, the value of below investment grade securities in the Fund's portfolio could be adversely affected.
Like higher rated fixed income securities, below investment grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts.  However, there are fewer dealers in the below investment grade securities market, which market may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions.  Also, there may be significant disparities in the prices quoted for below investment grade securities by various dealers.  As a result, during periods of high demand in the below investment grade securities market, it may be difficult to acquire below investment grade securities appropriate for investment by the Fund.  Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the below investment grade securities market and may cause the prices the Fund receives for its below investment grade securities to be reduced.  In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers.  Under such conditions, judgment based on non-observable inputs may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.  In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.
Credit ratings are determined by credit rating agencies such as S&P and Moody's.  Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.
Options Risk.  There are several risks associated with transactions in options on securities, as follows:

•
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•
As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•
The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•
The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration.  Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of events affecting the underlying equity security.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

•
If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Real Estate Investment Trusts Risks.  REITs are financial vehicles that pool investors' capital to purchase or finance real estate.  The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state, and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers.  In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains, and/or returns of capital.  Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to "qualified dividend income" under the Code.  See "Tax Considerations" in the SAI.  REITs are subject to interest rate risk and prepayment risk.  Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT's investment real estate.  Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  REITs are dependent upon the skills of their managers and are not diversified by industry.  REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Securities of Other Investment Companies Risks.  An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors, and the risk that the price of the shares of the investment company can fluctuate up or down.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value.
In addition, closed end funds, ETFs, and BDCs in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading.  In the case of leveraged closed end funds, ETFs, and BDCs, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds, ETFs, and BDCs.  All investment companies incur advisory fees and other expenses.  The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund's direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.  In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.
BDC Risk.  Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions.  Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.  Investments in BDCs are also subject to management risk, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio during periods of market turmoil and as investor's perceptions regarding a BDC or its underlying investments change.
Securities of Small and Mid-Capitalization Companies Risks.  The Fund may invest in companies with small or mid-sized capital structures (generally a market capitalization of $5 billion or less).  Accordingly, the Fund may be subject to the additional risks associated with investment in these companies.  The market prices of the securities of such companies tend to be more volatile than those of larger companies.  Further, these securities tend to trade at a lower volume than those of larger companies.  If the Fund is heavily invested in these securities and the value of these securities declines, the Fund will be susceptible to significant losses.
Preferred Stock Risks.  In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions.  Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call.  In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.  Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.  Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.
If the Fund owns preferred stock on which the dividend otherwise payable thereon is deferred, the Fund may be required to include the amount of the deferred dividend in its gross income for tax purposes despite the fact that it does not currently receive such amount.  In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to its shareholders in the taxable year in which the income is included (without a corresponding receipt of cash).  See "Tax Considerations" in the SAI.  Therefore, the Fund may be required to pay out as an income distribution in any such taxable year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for that distribution.
Foreign Securities Risks.  The Fund may invest in securities of issuers domiciled outside the United States.  Investing in the securities of foreign companies may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. companies.  Since the securities of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies.  Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.  In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.
U.S. Government Securities Risks.  Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV.  In addition, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to Shares of the Fund itself and do not guarantee the market price of the securities.
Illiquid and Restricted Securities Risks.  Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of the security.  A security is considered illiquid if a fund cannot receive the amount at which it values the instrument within seven-days. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.  Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  The risks associated with these investments will be greater during times the Fund's operations require cash, such as if the Fund tenders for its Shares or pays distributions, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of these investments.  The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities.  Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund's ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to an options contract, repurchase agreement, loan of portfolio securities, or other future obligation.  While the Fund does not employ specific creditworthiness standards when selecting counterparties, it seeks to engage in transactions with creditworthy counterparties.  Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy.  There can be no assurance that the Fund's counterparties will not experience continuing difficulties, possibly resulting in losses to the Fund.  If a counterparty becomes bankrupt, or otherwise fails to perform its obligations due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  The Fund has no limit on the amount of assets it may subject to any one counterparty.
Other Risks to Consider
Market Discount from Net Asset Value.  Shares of closed end funds frequently trade at a discount from their NAV.  This characteristic is a risk separate and distinct from the risk that the Fund's NAV has in the past, and therefore could in the future, decrease as a result of its investment activities.  The Fund and the Investment Manager cannot predict whether Shares will trade at, below or above NAV.  The risk of holding Shares that might trade at a discount is more pronounced for investors expecting to sell their Shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes.  The NAV of the Shares will fluctuate with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater to the extent that the Fund uses leverage.
Distribution Policy Risk.  The Fund currently seeks to make distributions to shareholders on a regular basis.  Such distributions are not tied to the Fund's investment income and capital gains and do not represent yield or investment return on the Fund's portfolio.  To the extent that the amount distributed in cash exceeds the total return of the Fund, the assets of the Fund will decline.  A decline in Fund assets may result in an increase in the Fund's expense ratio.  In addition, the maintenance of the Fund's distribution policy may cause the Fund's assets to be less fully invested than would otherwise be the case, which could reduce the Fund's total return.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.
Securities Lending Risk.  Securities lending involves possible delay in recovery or loss of the lent securities or possible loss of rights in the lent securities or collateral or both should the borrower fail to perform due to financial inability or otherwise.  As a result, the value of the Shares may fall.  The value of the Shares could also fall if a loan is called and the Fund is required to liquidate collateral at a loss or if the Investment Manager is unable to invest cash collateral at rates which exceed the costs involved.
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will be successful.  Moreover, the Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Share offerings, or at other times when suitable investments are not otherwise available.  To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.
Valuation Risk.  The Fund may invest in securities and other assets for which market quotations are not readily available or reliable.  For example, unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on national exchanges but rather trade in the "over-the-counter" markets.  These markets often may not provide readily available or reliable market quotations and consequently the valuation of bonds may carry more risk than that of publicly traded common stock.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund's Board of Trustees.  Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services.  Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security's valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices.  A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.
Cybersecurity Risk.  The Fund is subject to risks associated with the use of computer systems, networks and devices to carry out routine business operations.  These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks.  Despite the various cyber protections utilized by the Fund, the Investment Manager, and the Fund's other service providers, their systems, networks, or devices could potentially be breached, which could have a negative impact on the Fund, its shareholders, and the Investment Manager.
Anti-Takeover Provisions
The Fund has certain provisions in its Governing Documents that may be regarded as "anti-takeover" provisions.  These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; (iii) the ability of the Board or shareholders to amend the Governing Documents or effectuate changes in the Fund's management; or (iv) the ability of the Fund's shareholders to make derivative claims against the Fund.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a shareholder, or the conversion of the Fund to open end status.  These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their Shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund.  See "Description of the Securities—Certain Anti-Takeover Provisions in the Governing Documents."

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain "forward-looking statements."  Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Fund's periodic filings with the SEC.
Actual results could differ materially from those projected or assumed in the forward-looking statements.  The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Special Considerations and Risk Factors" section of this Prospectus.  All forward-looking statements contained or incorporated by reference in this Prospectus and any Prospectus Supplement are made as of the date set forth on the applicable cover page.  Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.  Any forward-looking statements contained in this Prospectus and any Prospectus Supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.
Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Special Considerations and Risk Factors" section of this Prospectus.  You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Shares.

MANAGEMENT OF THE FUND

Board of Trustees
The management of the Fund, including general supervision and oversight of the duties performed by the Investment Manager, is the responsibility of the Board.  The Board is currently comprised of four Trustees, one of whom is an "interested person" (as defined in the 1940 Act) of the Fund.  For certain information regarding the Trustees and Officers of the Fund, see "Management of the Fund—Board of Trustees and Executive Officers" in the SAI.
The Investment Manager
The Fund's Investment Manager is Bexil Advisers LLC, a Maryland limited liability company organized in 2010 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Investment Manager became the investment manager of the Fund on February 1, 2011.  It does not currently manage any other investment companies, although its portfolio management personnel, individually and collectively, provide investment management services to two closed end funds and one open end fund (collectively, the "Fund Complex") through an affiliated registered investment adviser and as internal management.  The Investment Manager's principal business address is 11 Hanover Square, New York, New York 10005.  It is a wholly owned subsidiary of Bexil Corporation, a holding company whose principals and certain affiliated companies provide investment management services to registered investment companies and which has another subsidiary, Bexil Securities LLC, a registered broker-dealer.
The Investment Manager manages the Fund's portfolio and the investment and reinvestment of the Fund's assets, including the regular furnishing of advice with respect to the Fund's portfolio transactions, subject at all times to the control and oversight of the Board.  For these services, the Fund pays the Investment Manager a monthly fee at the annual rate of 0.95% of the Fund's "managed assets."  "Managed assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock.  During periods in which the Fund is utilizing leverage, the fees payable to the Investment Manager will be greater than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage.  The Board annually considers the continuance of the Investment Management Agreement with the Investment Manager.  A discussion regarding the basis for the approval of the current Investment Management Agreement with the Investment Manager is available in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2015.
Because the Investment Manager receives a fee based on the Fund's assets, the Investment Manager will benefit from an increase in assets that  results from the offering of Shares.  It is not possible to state precisely the amount of additional compensation that the Investment Manager might receive as a result of an offering of Shares because it is not known how many Shares will be sold and because the proceeds of any offering will be invested in additional portfolio securities, which will fluctuate in value.
Portfolio Management
From February 1, 2011 through February 28, 2014, the daily portfolio management of the Fund was provided by the Investment Policy Committee of the Investment Manager, comprised of: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist. Effective March 1, 2014, Thomas Winmill assumed sole portfolio management responsibility for the Fund. Mr. Winmill currently serves as President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Bexil Corporation, and Winmill & Co. Incorporated. He is a Director and Vice President of Self Storage Group, Inc., a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation, and Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers, which currently manage Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of Midas Fund.

The SAI provides additional information about Mr. Thomas Winmill's compensation, other accounts managed, and ownership of Shares.
Custodian, Securities Lending Counterparty and Provider of Credit Facilities, and Transfer and Dividend Disbursing Agent
State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's investments and may appoint one or more sub-custodians.  The custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund.  The Fund has entered into the CFA and Lending Agreement with BNP.  American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, acts as the Fund's transfer and dividend disbursing agent and plan agent for the Fund's Dividend Reinvestment Plan.
Fund Expenses
The Fund pays all the expenses required for the conduct of its business including, but not limited to: fees of the Investment Manager; fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; costs, including the interest expense, of borrowing money; fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance; taxes levied against the Fund and the expenses of preparing tax returns and reports; auditing fees and expenses; legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates); salaries and other compensation of (i) any of the Fund's officers and employees who are not officers, directors, shareholders or employees of the Investment Manager or any of its affiliates, and (ii) the Fund's chief compliance officer to the extent determined by the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) ("Independent Trustees"); fees and expenses incidental to Board and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund's legal existence; costs of the listing (and maintenance of such listing) of the Shares on stock exchanges, and the registration of Shares with federal and state securities authorities; payment of dividends; costs of stock certificates; fees and expenses of the Independent Trustees; fees and expenses for accounting, administration, bookkeeping, broker-dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services); costs of necessary office space rental and Fund web site development and maintenance; costs of membership dues and charges of investment company industry trade associations; and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Trustees or settlements made.
The Investment Manager will supply the Fund and the Board with reports and statistical data, as reasonably requested.  In addition, if requested by the Board, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker-dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested or approved by the Board, and supplied or performed by the Investment Manager, will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data, or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.
Portfolio Transactions
Under the Investment Management Agreement, the Investment Manager shall direct portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services.  Subject to the foregoing and applicable laws, rules, and regulations, the Investment Manager may also allocate portfolio transactions to broker-dealers that remit a portion of their commissions as a credit against Fund expenses.  With respect to brokerage and research services, the Investment Manager may consider in the selection of broker-dealers, brokerage or research provided and payment may be made of a fee higher than that charged by another broker-dealer that does not furnish brokerage or research services or that furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable laws are met.
Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which a broker-dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.  To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by the terms of the Investment Management Agreement.
The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage is undertaken in compliance with applicable law.  The Investment Manager's fees under the Investment Management Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Investment Manager from the Fund for brokerage services.

CALCULATION OF NET ASSET VALUE PER SHARE

The NAV per Share is computed as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., ET), once a week on the last business day of each week on which the NYSE is open and on the last business day of each month on which the NYSE is open.  The NYSE is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  When the NYSE is closed, the Fund will generally be closed and NAV calculations will not be made.
The Fund's NAV per Share is computed by adding the value of all securities and other assets in the Fund's portfolio, deducting any liabilities (including accrued expenses, dividends payable on Shares and any borrowings of the Fund), and dividing the result by the number of Shares outstanding.  Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services.  Open end investment companies are valued at their NAV.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Board.  Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the NAV of its Shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

MARKET PRICE INFORMATION

The Fund's outstanding Shares are, and when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE under the symbol "DNI."  The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund's high and low NAVs per Share.  The table also sets forth the number of Shares traded on the NYSE during the respective quarters.

Quarter Ended	High Sales Price	High Net Asset Value	Premium (Discount) to High NAV	Low Sales Price	Low Net Asset Value	Premium (Discount) to Low NAV	Trading Volume

03/31/13	$15.36	$17.28	(11.11)%	$13.79	$15.89	(13.22)%	1,930,204
06/30/13	$16.74	$18.11	(7.57)%	$15.15	$17.08	(11.30)%	2,248,137
09/30/13	$16.63	$18.32	(9.26)%	$14.16	$17.67	(19.86)%	3,787,715
12/31/13	$15.18	$17.05	(10.97)%	$13.96	$16.17	(13.67)%	3,360,220
3/31/14	$15.99	$17.36	(7.89)%	$14.68	$16.21	(9.44)%	2,598,206
6/30/14	$16.52	$18.15	(8.98)%	$15.24	$17.05	(10.62)%	2,701,895
9/30/14	$16.83	$17.75	(5.18)%	$15.81	$17.33	(8.77)%	3,350,896
12/31/14	$16.61	$16.91	(1.77)%	$14.73	$15.93	(7.53)%	3,384,272
3/31/15	$15.75	$17.21	(8.48)%	$14.77	$16.28	(9.28)%	2,199,836
6/30/15	$15.33	$16.99	(10.54)%	$13.94	$15.76	(11.55)%	1,874,656

The Shares have traded in the market above, at, and below NAV since the commencement of the Fund's operations in June 1998.  The Fund's current managed distribution policy seeks to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund's market price discount to its NAV per share.  The policy may be changed or discontinued without notice, however, and there can be no assurance that such policy has had this effect in the past or will have this intended effect in the future.
If Shares publicly trade for a substantial period of time at a substantial discount from the Fund's then current NAV per share, the Board may consider, from time to time, authorizing various actions designed to reduce the discount, which may include periodic repurchases of, or tender offers for, the Shares.  No assurance can be given that the Board will undertake any such action or if undertaken, the Shares will thereafter trade at a price that is at less of a discount.  Under certain circumstances, a shareholder vote may be required to authorize such actions.  See "Description of the Securities– Share Repurchases and Tender Offers."
On August 27, 2015, the last reported sales price of the Shares on the NYSE was $12.42  and the NAV per Share was $14.74, representing a discount from NAV per Share of (15.74)%.

DISTRIBUTION POLICY
The Fund has a managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund's market price discount to its NAV per share.  The policy may be changed or discontinued without notice.  The distributions are paid from net investment income (including excess gains taxable as ordinary income) and any net capital gains, with the balance representing return of capital. Net capital gains recognized in the current year are distributable as ordinary income in accordance with tax regulations so long as such gains are offset by a capital loss carryforward from Fund tax years beginning before December 1, 2011 and are referred to as excess gains.  If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, will be charged against the Fund's capital.  The Fund's distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return.  The Fund's final distribution for each calendar year may include remaining net investment income and net capital gains otherwise undistributed during the year.  See "Tax Considerations" in the SAI.
If, for any taxable year of the Fund (which ends on December 31), the total distributions exceed the sum of the Fund's net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund's current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares).  The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in its Shares, thereby increasing the shareholder's potential gain or reducing its potential loss on the subsequent sale of those Shares.  This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders.  Distributions to the Fund's shareholders will only be payable after the payment of any interest on the Fund's outstanding debt.  See "Distribution Policy" in this Prospectus and "Tax Considerations" in the SAI.
The Fund currently has a policy of making quarterly dividend payments or other distributions to its shareholders.  Dividends and other distributions generally will be taxable to shareholders whether they are reinvested in Shares or received in cash, although amounts treated as a tax-free return of capital will reduce a shareholder's adjusted basis in its Shares, thereby increasing the shareholder's potential gain or reducing its potential loss on the subsequent sale of those Shares.  To the extent required by the 1940 Act and other applicable laws, a notice normally will accompany each distribution indicating the source(s) of the distribution when it is from a source other than the Fund's accumulated undistributed net income or net income for the current or preceding fiscal year.  The Board reserves the right to change or eliminate the Fund's distribution policy any time without notice.
A return of capital represents a return of a shareholder's original investment in the Shares and should not be confused with income or capital gain from this investment.  A return of capital will generally not be taxable, but will reduce each shareholder's cost basis in Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately redeemed.  Any return of capital in excess of a shareholder's basis, however, is taxable as a capital gain.
If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore these payments may represent a reduction of the shareholders' principal investment.  If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund's capital and, therefore, have the potential effect of increasing the Fund's expense ratio.  To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so.
Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital Shares, or purchase any such capital Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be.  In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund's borrowings.  Any limitation on the Fund's ability to make distributions to the holders of its common stock could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC.  See "Tax Considerations" in the SAI.

DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the "Plan").  Each registered shareholder of the Fund will automatically be a participant in the Plan, unless the shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353, as agent under the Plan (the "Agent").  The Agent will open an account for each shareholder under the Plan in the same name in which such shareholder's Shares are registered.
Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the shareholder's account in accordance with the following:  Whenever the Market Price (as defined below) per Share is equal to or exceeds the NAV per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund's NAV per Share or the Fund's Market Price per Share.  Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price.  The Valuation Date is the business day before the dividend or distribution payment date.
If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating shareholders, buy Shares in the open market, or elsewhere, for such shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV.  These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund's NAV per Share or the Market Price.  In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares.  To the extent that the Agent is unable to terminate purchases in the open market before it has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.  The Agent will apply all cash received as a dividend or capital gain distribution to purchase Shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.
For all purposes of the Plan: (i) the "Market Price" of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE  immediately prior to such date; and (ii) the NAV per Share on a particular date shall be as determined by or on behalf of the Fund.
The open market purchases provided for above may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.  Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as provided in the Plan, or with the timing of any purchases effected.  The Agent shall have no responsibility as to the value of the Shares acquired for the shareholder's account.
The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent's name or that of its nominee.  At no additional cost, a shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificated Shares of the Fund in its possession.  These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent.  Shortly thereafter, such shareholder will receive a statement showing its combined holdings.  The Agent will forward to the shareholder any proxy solicitation material and will vote any Shares so held for the shareholder only in accordance with the proxy returned by the shareholder to the Fund.
The Agent will confirm to the shareholder each acquisition for the shareholder's account as soon as practicable but not later than 60 days after the date thereof.  Although the shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued.  However, dividends and distributions on fractional Shares will be credited to shareholders' accounts.  In the event of a termination of a shareholder's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.
Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the shareholder will be credited to the shareholder's account.  In the event that the Fund makes available to the shareholder the right to purchase additional Shares or other securities, the Shares held for a shareholder under the Plan will be added to other Shares held by the shareholder in calculating the number of rights to be issued to such shareholder.  Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.
The Agent's service fee for handling capital gain distributions or income dividends will be paid by the Fund.  The shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.  The shareholder may terminate the account under the Plan by notifying the Agent.  A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date.  If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.
The above terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to the shareholder appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by the shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such shareholder's account under the Plan.  Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent.  Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the shareholder's name or under the Plan for retention or application by such successor Agent as provided in the Plan.
In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.
Under the Plan, the Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.  Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a shareholder's account, sell Shares, or purchase Shares, (ii) the prices which Shares are purchased or sold for the shareholder's account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.
The automatic reinvestment of dividends and distributions will not relieve participants in the Plan of any federal, state or local income taxes that may be payable (or required to be withheld) on such dividends and distributions.
Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the Market Price of, plus commissions on, the Shares is above their NAV, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividend or distribution they would have received on their Shares.  If the Market Price of, plus commissions on, the Shares is below their NAV, participants will receive distributions in Shares with a NAV greater than the value of any cash distribution they would have received on their Shares.  However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the NAV.  Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the NAV.
The Fund reserves the right to amend or terminate the Plan at any time.  There is no direct service charge to participants in the Plan, although the Fund reserves the right to amend the Plan to include a service charge payable by participants in the Plan.
All communications concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:
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The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as "Qualifying Income": (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) net income derived from interests in qualified publicly traded partnerships (each, a "Qualified Publicly Traded Partnership").

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The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) any two or more issuers in which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same business or similar or related trades or businesses, or (iii) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid; and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income at least annually.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased to reflect any under-distribution from the previous year.  While the Fund intends to distribute any ordinary income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
Taxation of Shareholders
Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund reports as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.  To the extent that the Fund has a net capital loss carryover from Fund tax years beginning before December 1, 2011 (which as of December 31, 2014 totaled $45,474,186, and of which $44,031,921 and $1,442,265 will expire in 2016 and 2018, respectively), its net realized long term capital gains, if any, will be reported by the Fund as excess gains and taxable as ordinary income.  This tax effect attributable to the Fund's capital loss carryovers (the conversion of nontaxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011.  Rather, any net capital losses arising in such tax years will be carried forward to reduce capital gains realized by the Fund in future taxable years, and the use of such capital loss carryforwards will not give rise to distributions being taxable as ordinary income. Net capital losses arising in Fund tax years beginning after November 30, 2011 may be carried forward without expiration until used in full.
Special rules apply to ordinary income dividends paid to individuals and other non-corporate shareholders.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the federal rates applicable to long-term capital gains (currently taxed at a maximum rate of 20%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain qualified foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid, and (iii) you satisfy certain holding period and other requirements with respect to your Shares. There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer's investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund's taxable dividends are includable in a shareholder's investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale of Shares is includable in such shareholder's investment income for purposes of this Medicare tax.

Any distributions you receive that are in excess of the Fund's then-current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares.  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.  A substantial portion of the Fund's annual distributions have historically consisted of returns of capital.
Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
Fund distributions may also subject shareholders to alternative minimum tax liability.  Because of the complexity of the alternative minimum tax rules, shareholders should consult with their tax advisers as to the applicability of such rules with regard to an investment in the Fund.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
The sale or other disposition of Shares will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including deemed capital gain dividends) by you with respect to such Shares. Any loss you realize on a sale or exchange of Shares will be disallowed if you acquire other Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the Shares acquired will be adjusted to reflect the disallowed loss.
The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
Taxation of Holders of Subscription Rights
A holder's receipt of subscription rights generally should not constitute a taxable event to the holder for federal income tax purposes, and the remainder of this section assumes that result.  A holder's tax basis in subscription rights issued to it will be zero, unless either (1) the fair market value of the rights on the date they are issued is 15% or more of the value of the Shares with respect to which the subscription rights were issued ("Old Shares"), which the Fund does not expect, or (2) the holder elects to allocate to the subscription rights a portion of its basis in the Old Shares ("Election"). If either (1) or (2) applies, basis will be allocated in proportion to the relative fair market values of the Old Shares and the subscription rights on the date the subscription rights are issued.  Basis will be allocated only when rights are exercised or sold.  A holder who wishes to make the Election described in (2) must attach a statement to that effect to its income tax return for the taxable year in which the subscription rights are received. The Election will apply to all subscription rights the holder receives pursuant to the offering and, once made, will be irrevocable. If, as the Fund expects, the value of the subscription rights a holder receives is less than 15% of the value of its Old Shares, the holder should consult its own tax advisor regarding the advisability of making the Election. The Fund will not, however, make any determination regarding the fair market value of the subscription rights.  The holding period of subscription rights will be the same as the holding period of the stock on which such right was received.

A holder will not recognize taxable income on the exercise of subscription rights. A holder's basis in any Shares acquired on the exercise of subscription rights (a "New Share") will equal the sum of the basis, if any, in those subscription rights and the subscription price for the New Share. A holder's holding period for a New Share will begin with and include the date of exercise of the related subscription rights.
A holder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the holder's tax basis, if any, in the subscription rights as described above.
You should consult a tax advisor regarding the tax consequences of acquiring, holding, and exercising subscription rights, and of allowing subscription rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local, or foreign taxing jurisdiction.

DESCRIPTION OF THE SECURITIES

Common Stock (Shares of Beneficial Interest)
The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares, as of the date of this Prospectus, are classified as shares of beneficial interest.  The Board may, however, authorize and issue such other securities of the Fund as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit, including rights to purchase shares, preferred interests, debt securities or other senior securities.  In addition, the Board may from time to time divide or combine the shares into a greater or lesser number without materially changing the proportionate beneficial interest in the shares.
All Shares issued by the Fund in accordance with its Declaration of Trust are fully paid and non-assessable.  All Shares have the same dividend, distribution, and voting rights and have no preemptive, conversion, exchange, or redemption rights. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund.  Shareholders are entitled to one vote for each Share held.
The Fund may use leverage through Senior Securities. If the Board were to determine to leverage the Fund's common stock through the issuance of preferred shares, the Fund would reclassify an amount of unissued shares as preferred shares and, at that time, offer preferred shares representing up to approximately 50% of the Fund's total assets immediately after the issuance of such preferred shares.  If the Fund were to issue preferred shares, and so long as any of the Fund's preferred shares remained outstanding, holders of the Fund's Shares would not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on any such preferred shares have been paid, and unless asset coverage (as defined under the 1940 Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions.  See "Special Considerations and Risk Factors—Risks of Investing in the Fund—Leverage and Borrowing Risk" for a discussion of the potential effects and limitations of such borrowing on the Shares.
Share Repurchases and Tender Offers
Shares of closed end funds frequently trade at discounts from NAV.  The Fund and the Investment Manager cannot predict whether the Shares will trade above, at, or below their NAV.  The market price of the Shares will be determined by, among other things, the supply and demand for the Shares, the Fund's investment performance, and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments.  If Shares publicly trade for a substantial period of time at a substantial discount from the Fund's then current NAV per Share, the Board may consider, from time to time, authorizing various actions designed to address the discount.  The actions considered by the Board may include enhanced shareholder communications or periodic repurchases of, or tender offers for, the Shares.  The Board would consider all relevant factors in determining whether to take any such actions, including, without limitation, the likelihood of long term success, potential effect on the Fund's expense ratio and market trading in the Shares, the Fund's status as a RIC (see "Tax Considerations" in the SAI), and the availability of cash to finance any such repurchases in view of the restrictions on the Fund's ability to borrow.  No assurance can be given that any actions will be made or that, if made, they will reduce or eliminate market discount.  Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the NAV per Share.  Any such repurchases would cause the Fund's net assets to decrease, which may have the effect of increasing the Fund's expense ratio.
Under certain circumstances, a shareholder vote may be required to authorize repurchases of the Shares.  In considering whether to recommend to shareholders such authorization, the Board similarly would consider a number of factors including limitations that may be placed on the Fund's investment policies as a consequence of such repurchase policy.
Preferred Shares
It is anticipated that if the Board determines to issue preferred shares, those shares will be issued in one or more series, with rights as determined by the Board, by Board action without the approval of the holders of the Shares.  Under the 1940 Act, the Fund may have more than one series of preferred shares outstanding so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends.  Holders of the Shares have no preemptive right to buy any preferred shares that may be issued.  It is anticipated that the NAV per share of the preferred shares, if issued, will equal its original purchase price per share plus accumulated dividends per share.
Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of the Shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.  A consolidation or merger of the Fund with or into any other entity or entities or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution, or winding up of the Fund.
Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times and, subject to the prior rights, if any, of holders of any other class of Senior Securities outstanding, to elect a majority of the Trustees at any time that two full years' dividends on any preferred shares are unpaid.  In addition to any approval by shareholders that might otherwise be required, the 1940 Act also requires the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed end fund or changes in its fundamental investment restrictions.  See "Certain Anti-Takeover Provisions in the Governing Documents" below concerning voting requirements for conversion of the Fund to an open end fund.  In addition, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares that are issued likely will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Shares as a single class.
The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights, or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of preferred shares.  The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase, and Sale of Preferred Stock by the Fund.  The terms of any preferred shares that are issued are expected to provide that such preferred shares are redeemable by the Fund, in whole or in part, at the original purchase price per share plus accumulated dividends per share, that the Fund may tender for or repurchase preferred shares, and that the Fund may subsequently resell any shares so tendered for or repurchased.  Any redemption or repurchase of preferred shares by the Fund will reduce the leverage applicable to Shares, while any resale of preferred shares by the Fund will increase such leverage.

The discussion above describes the currently anticipated terms of an offering of preferred shares if, and only if, the Board were to elect to issue preferred shares to leverage the Fund.  If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Governing Documents.  The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.
Subscription Rights
General.  The Fund may issue subscription rights to holders of its Shares to purchase additional Shares.  Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Shares, the Fund would distribute certificates or other documentation regarding the subscription rights and a Prospectus Supplement to shareholders as of the record date that the Board sets for determining the shareholders eligible to receive subscription rights in such subscription rights offering.
The applicable Prospectus Supplement would describe the following terms of any subscription rights to be offered by the Fund:
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the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to purchases of the rights;
•	the title of the subscription rights;
•	the exercise price for the subscription rights (or method of calculation thereof);
•	the number of subscription rights issued in respect of each Share;
•	the number of rights required to purchase a single Share;
•	the extent to which the subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of the subscription rights;
•	the date on which the right to exercise the subscription rights will commence, and the date on which the rights will expire (subject to any extension);
•	the extent to which the subscription rights include an over-subscription privilege with respect to unsubscribed Shares and the terms of such over-subscription privilege;
•	any termination right the Fund may have in connection with the subscription rights offering; and
•	any other relevant terms of the subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of the subscription rights.
Exercise of Subscription Rights.  A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash such number of Shares at such exercise price as in each case is set forth in, or determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time from the date on which the right to exercise the subscription rights would commence up to the close of business on the expiration date for such subscription rights, as set forth in the Prospectus Supplement. Subscription rights generally are exercised by tendering payment and duly completed and signed subscription rights certificates or other appropriate documentation to the subscription rights agent. After the close of business on the expiration date, all unexercised subscription rights would become void. After the expiration of the rights offering, the Shares purchased as a result of such rights offering will be issued as soon as practicable. To the extent permissible under applicable law as set forth in the applicable Prospectus Supplement, the Fund may determine to offer any unsubscribed Shares directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods and make available additional Shares to satisfy oversubscription requests.
Certain Anti-Takeover Provisions in the Governing Documents
The Fund currently has provisions in its Governing Documents (i.e., its Declaration of Trust and Bylaws) which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management; or (iv) the ability of the Fund's shareholders to make derivative claims or bring litigation against the Fund and/or any trustee, officer, employee or affiliate thereof.  These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions.
Staggered Board.  Pursuant to the Fund's Governing Documents, the Board is divided into three classes, each having a term of three years.  Each year the term of one class of Trustees will expire.  Each Trustee serves for a three year term and until his or her successor is elected and qualified.  Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change the majority of the Board.  Unless all nominees for Trustee are approved by a majority of the Continuing Trustees (as defined in the Declaration of Trust), an affirmative vote of at least 75% of the outstanding Shares of the Fund entitled to be voted are required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee.  The Fund's Declaration of Trust provides that a Trustee may only be removed for cause, defined as (i) willful misconduct or gross negligence which is materially injurious to the Fund, (ii) fraud or embezzlement, or (iii) a conviction of, or a plea of "guilty" or "no contest" to a felony, and only by action of shareholders with at least 75% of the votes then entitled to be cast in an election of Trustees, or, in the case of Trustees elected by holders of Senior Securities, if any, only by the action of the holders of such Senior Securities with at least 75% of the votes then entitled to be cast by the holders of such Senior Securities.
Super-Majority Provisions.  As a general matter, the Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of shareholders is required to approve any matter presented to shareholders that has been approved by a majority of the Continuing Trustees; however, the affirmative vote of at least 75% of the outstanding Shares is required to approve any matter presented to shareholders that has not been approved by a majority of the Continuing Trustees.  In addition, the Declaration of Trust requires the affirmative vote of at least 75% of the outstanding Shares of the Fund to approve, adopt, or authorize any of the following specific transactions:
•	a merger or consolidation or statutory share exchange of the Fund with any other entity, other than an entity that is 90% or more owned by the Fund;
•	a sale of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities); or
•	a liquidation or dissolution of the Fund
unless such action has been approved, adopted, or authorized by the affirmative vote of at least 75% of the total number of Trustees, in which case the affirmative vote of the holders of a majority of the Fund's outstanding Shares is required.

Conversion to Open End Fund.  The Declaration of Trust also provides that amendment of the Declaration of Trust to convert the Fund into an open end investment company requires the affirmative vote of:  (i) at least 75% of the total number of Trustees, including a majority of the Independent Trustees; (ii) at least 75% of the outstanding Shares of the Fund (which includes common shares and preferred shares together); and (iii) at least 75% of all votes of preferred shares, if any, of the Fund, voting as a separate class.  There is no assurance that a favorable shareholder vote could be achieved.  Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.  Conversion of the Fund to an open end fund would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Shares.  Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives.  In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange or market system.  Shareholders of an open end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption.  The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities.  If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open end fund, it is possible that new shares of beneficial interest would be sold at NAV plus a sales load.
Number of Trustees; Vacancies.  The Declaration of Trust provides that only the Board, including the vote of the majority of the Continuing Trustees, shall fix the number of Trustees on the Board.  In addition, the Bylaws vest in the Board the sole power to fill any vacancies on the Board (including an vacancy resulting from an increase in the size of the Board) with the affirmative vote of a majority of the members of a committee of the Board (as provided for in the Bylaws) consisting of the remaining Continuing Trustees in office, even if the remaining Continuing Trustees do not constitute a quorum.  If shareholders of a series or class of shares are entitled to separately elect one or more Trustees, a majority of the remaining Continuing Trustees or the sole remaining Continuing Trustee elected by that series or class may fill any vacancy among the number of Trustees elected by that series or class. Any Trustee elected to fill a vacancy shall hold office for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.
Annual and Special Meetings of Shareholders; Nomination Procedures.  The Bylaws provide that, with respect to annual meetings of shareholders, nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made only: (i) pursuant to the Fund's notice of meeting; (ii) by or at the direction of the Board; or (iii) by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the meeting, and who has complied with certain procedural and informational requirements of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund's notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board may be made at a special meeting of shareholders at which Trustees are to be elected: (i) pursuant to the Fund's notice of meeting; (ii) by or at the direction of the Board; or (iii) provided that the Board has determined that the Trustees shall be elected at such special meeting, by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the giving of notice of such meeting and at the time of the meeting, and who has complied with certain procedural and informational requirements of the Bylaws.  Nominees for election as Trustee must meet certain qualifications set forth in the Governing Documents, the Nominating Committee Charter, and the Fund's Conflict of Interest and Corporate Opportunities Policy.
The Bylaws provide that special meetings of shareholders may be called by the Board and certain of the Fund's officers. Additionally, the Fund's Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders may be called upon the written request of shareholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.
The Governing Documents grant special rights with respect to Continuing Trustees. The Continuing Trustees may appoint one or more inspectors of election at shareholder meetings, and may fill any vacancies if an inspector fails to appear or act. Any challenges to or reviews of a report by an inspector of election regarding a shareholder meeting must first be approved by the majority of the Continuing Trustees. In the event of a proposal by anyone other than the Continuing Trustees is submitted to a vote of the Shareholders of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting. The Continuing Trustees shall appoint the chairman of shareholder meetings, subject to certain exceptions. If the concurrence of the Continuing Trustees is required to approve an action of the Board of Trustees, then such action will be valid if approved by a majority of Continuing Trustees present at the meeting. The Trust shall indemnify, among other things, any individual who, while a

Continuing Trustee, serves or has served in a similar capacity for another entity and who is made a party to a proceeding by reason of his or her service in that capacity.
Conditional Tender Offer.  The Bylaws require that certain proposed advisory, sub-advisory, or management contracts with an affiliate of current and certain former Independent Trustees be approved by 75% of the Independent Trustees who are not so affiliated.  If such a contract or similar contracts are approved, the Bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund to commence a tender offer to the fullest extent permitted by applicable law, for at least 50% of its outstanding Shares at a price of at least 99% of the Fund's per Share NAV.
Amendment to Bylaws.  Shareholders have no authority to make, alter or repeal the Bylaws.  The Board has the exclusive power to make, alter or repeal any provision of the Bylaws and make new Bylaws, except where such power is reserved by the Bylaws to the shareholders, and except as otherwise required by the 1940 Act.
Share Control Provisions. The Declaration of Trust contains provisions that restrict any person from attempting to purchase or otherwise acquire (an "Acquisition"), without the Board's prior approval, any direct or indirect interest in the Fund's Shares (or, if issued in the future, options, warrants, or other rights to acquire Fund Shares or securities convertible or exchangeable into them), if the Acquisition would either (i) cause the person to become an owner (within the meaning of Section 382 of the Code) or a beneficial owner (within the meaning of Section 13 of the Exchange Act) of more than 4.99% of the Fund's Shares (any such person being referred to as a "Restricted Holder"), or (ii) increase the percentage of the Fund's Shares a Restricted Holder owns (the "Share Limitations").  The Declaration of Trust provides that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result.  The Declaration of Trust also provides that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation.
Derivative Claims.  The Declaration of Trust provides that a shareholder does not have the right to bring or maintain any action, proceeding, claim, or suit ("Action") on behalf of the Fund (a)(i) unless such shareholder is a shareholder at the time such Action is commenced and such shareholder continues to be a shareholder throughout the duration of such Action and (a)(ii)(1) unless at the time of the transaction or event underlying such Action, such shareholder was a shareholder or (2) unless such shareholder's status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of the Declaration of Trust from a person who was a shareholder at the time of the transaction or event underlying such Action; and (b)(i) without first making demand on the Trustees requesting the Trustees to bring or maintain such Action and such demand has the support of shareholders owning a majority of the outstanding Shares of the Fund and (b)(ii) unless such demand meets certain procedural requirements as set forth in the Declaration of Trust.  Such demand shall not be excused under any circumstances unless such shareholder makes a specific showing that irreparable non-monetary injury to the Fund would otherwise result.  The Independent Trustees may decide to bring, maintain, or settle such Action or to not bring, maintain, or settle such Action, or may submit the matter to a vote of shareholders, as appropriate.  Any decision by the Independent Trustees to bring, maintain, or settle such Action, or to submit the matter to a vote of shareholders, shall be binding upon all shareholders who will be prohibited from maintaining a separate competing Action relating to the same subject matter.  Any decision by the Independent Trustees not to bring or maintain an Action on behalf of the Fund shall be subject to the right of the shareholders to vote on whether or not such Action should or should not be brought or maintained as a matter presented for shareholder consideration pursuant to the provisions of the Bylaws regarding shareholder requested special meetings; and the vote of shareholders required to override the Independent Trustees' decision and to permit the shareholder(s) to proceed with the proposed Action shall be 75% of the outstanding Shares of the Fund.  The Board has concluded that it is in the best interest of the Fund's shareholders to include the limitation on derivative suits described above in the Fund's Governing Documents, and believes that such provision is legally enforceable in accordance with its terms.  The limitation on derivative suits follows a long-standing corporate law requirement that derivative suits may only proceed after the aggrieved shareholder has requested that the board bring suit.
The provisions of the Governing Documents described above could have the effect of depriving the owners of Shares in the Fund of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.
The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund's website http://www.DividendandIncomeFund.com.
Outstanding Securities
As of June 30, 2015, the Fund had 8,686,718 Shares outstanding and no preferred shares outstanding.  The following shows the Fund's outstanding classes of securities as of June 30, 2015.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	None	8,686,718

CLOSED END FUND STRUCTURE

Closed end funds differ from open end funds (commonly referred to as mutual funds) in that closed end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  This means that if a shareholder wishes to sell shares of a closed end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments.  By comparison, closed end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.
Shares of closed end funds frequently trade at a discount to their NAV, although in some cases they may trade at a premium.  This characteristic of shares of closed end funds is a risk separate and distinct from the risk that the Fund's NAV may decrease.  The market price may be affected by trading volume of the shares, general market and economic conditions, and other factors beyond the control of the closed end fund.  The foregoing factors may result in the market price of the Shares being greater than, less than, or equal to NAV.  Whether a shareholder will realize a gain or loss upon the sale of the Fund's Shares will depend upon whether the market value of the Shares at the time of sale is above or below the price the shareholder paid for the Shares, taking into account transaction costs, and is not directly dependent upon the Fund's NAV.  Because the market value of the Shares will be determined by factors such as the relative demand for and supply of the Shares in the market, general market conditions, and other factors beyond the control of the Fund, neither the Fund nor the Investment Manager can predict whether the Shares will trade at, below, or above NAV.

PLAN OF DISTRIBUTION

The Fund may sell Shares through underwriters or dealers, directly to one or more purchasers, including existing holders of Shares in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of the Fund's Shares, any sales loads, discounts, commissions, fees, or other compensation paid to any underwriter, dealer, or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.  In the case of a rights offering to existing holders of Shares, the applicable Prospectus Supplement will set forth the number of rights required to purchase a set amount of Shares and the other terms of such rights offering.
The distribution of Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.  The offering price per Share will not be less than the NAV per Share at the time of the offering, exclusive of any underwriting commission or discounts, provided that rights offerings may be offered at a price below the then current NAV, subject to certain conditions.
In connection with the sale of Shares, underwriters, or agents may receive compensation from the Fund in the form of discounts, concessions, or commissions. Underwriters may sell Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions, or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers, and agents that participate in the distribution of Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of Shares may be deemed to be underwriting discounts and commissions under the Securities Act.  Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, Inc. member or independent broker-dealer will not exceed 8%.  The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting, or structuring fees or similar arrangements.
If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.
Under agreements into which the Fund may enter, underwriters, dealers and agents who participate in the distribution of Shares may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act.  Underwriters, dealers, and agents may engage in transactions with the Fund, or perform services for the Fund, in the ordinary course of business.  Bexil Securities LLC, an affiliate of the Fund and the Investment Manager, may act as a dealer in connection with the distribution of Shares.  If so indicated in the applicable Prospectus Supplement, the Fund will, or will authorize underwriters or other persons acting as the Fund's agents to, solicit offers by certain institutions to purchase Shares pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions, and others, but in all cases such institutions must be approved by the Fund.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.
To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of the Fund's portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of Shares for sale to their online brokerage account holders.  Such allocations of Shares for Internet distributions will be made on the same basis as other allocations.  In addition, Shares may be sold by the underwriters to securities dealers who resell Shares to online brokerage account holders.
In order to comply with the securities laws of certain states, if applicable, Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed upon by Godfrey & Kahn S.C., Madison, Wisconsin, counsel to the Fund in connection with the offering of the Fund's securities.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a registration statement on Form N-2 filed by the Fund with the SEC under the Securities Act and the 1940 Act (the "Registration Statement").  This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement together with all amendments and related exhibits for further information with respect to the Fund and the securities offered hereby.
In addition to the Registration Statement, the Fund files annual and semi-annual reports, proxy statements and other information with the SEC.  You can inspect any materials the Fund files with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.  The information the Fund files with the SEC is available free of charge by calling the Fund at 1-855-411-6432 or on the Fund's website at http://www.DividendandIncomeFund.com.  The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including the Fund, that file such information electronically with the SEC.  The address of the SEC's web site is http://www.sec.gov.  Unless specifically incorporated into this Prospectus, documents contained on the Fund's website or on the SEC's web site about the Fund are not incorporated into this Prospectus and should not be considered to be part of this Prospectus.

TABLE OF CONTENTS OF THE SAI

An SAI dated as of September 16, 2015, has been filed with the SEC and is incorporated by reference in this Prospectus.  The Table of Contents of the SAI is as follows:

FUND HISTORY
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT PROGRAM
INVESTMENT RESTRICTIONS
FUND COMPLEX
MANAGEMENT OF THE FUND
CODES OF ETHICS
PROXY VOTING
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT MANAGEMENT AND OTHER SERVICES
PORTFOLIO MANAGER
BROKERAGE ALLOCATION AND OTHER PRACTICES
TAX CONSIDERATIONS
REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN
FINANCIAL STATEMENTS
APPENDIX A — DESCRIPTION OF SECURITIES RATINGS
APPENDIX B — PROXY VOTING

DIVIDEND AND INCOME FUND

Shares of Beneficial Interest ($0.01 par value per Share)
 Subscription Rights for Shares of Beneficial Interest ($0.01 par value per Share)

Base Prospectus
September 16, 2015